                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement            [_] Confidential, for Use of the
                                               Commission Only (as permitted by
[_] Definitive Proxy Statement                 Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                                  ABC BANCORP
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                  ABC BANCORP
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Filing Fee Required.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

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    (4) Date Filed:

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Notes:

                                   NOTICE OF

                                 ANNUAL MEETING

                                      AND

                                PROXY STATEMENT

                               ----------------

                                  ABC BANCORP

                               ----------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 15, 1997

                                  ABC BANCORP
                            310 FIRST STREET, S.E.
                            MOULTRIE, GEORGIA 31768

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                APRIL 15, 1997

To the Shareholders of ABC Bancorp:

  Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of ABC Bancorp (the "Company") will be held at Sunset Country Club, Thomasville Highway, Moultrie, Georgia 31768, on Tuesday, April 15, 1997, commencing at 4:15 p.m., local time, for the following purposes:

  (1) To elect four directors for a one-year term of office, four directors for a two-year term of office and four directors for a three-year term of office and in the alternative, if PROPOSAL (2), below, is not approved by the Company's shareholders, to elect twelve directors for one-year terms of office;

  (2) To consider and vote upon an amendment to the Company's Bylaws to divide the Company's Board of Directors into three classes, to serve staggered terms of office, a copy of which is included as Appendix A to the accompanying Proxy Statement;

  (3) To consider and vote upon a proposal to adopt the Company's 1997 Incentive Stock Option Plan for Kenneth J. Hunnicutt, the Company's Chief Executive Officer, a copy of which is included as Appendix B to the accompanying Proxy Statement;

  (4) To consider and vote upon a proposal to adopt the Company's Omnibus Stock Ownership and Long Term Incentive Plan for the Company's officers and managerial employees, a copy of which is included as Appendix C to the accompanying Proxy Statement;

  (5) To ratify the appointment of Mauldin & Jenkins, Certified Public Accountants and Consultants, LLC, as the Company's independent accountants for the fiscal year ending December 31, 1996; and

  (6) To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

  The close of business on March 14, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting.

  Shareholders may receive more than one proxy because of shares registered in different names or addresses. Each such proxy should be marked, dated, signed and returned. Please check to be certain of the manner in which your shares are registered -- whether individually, as joint tenants, or in a representative capacity -- and sign the related proxy accordingly.

  A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, during normal business hours, for a period of at least 10 days prior to the Annual Meeting at the Company's corporate offices located at the address set forth above.

                                  ABC BANCORP
                            310 FIRST STREET, S.E.
                            MOULTRIE, GEORGIA 31768

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                              GENERAL INFORMATION

  This Proxy Statement and the accompanying form of proxy (which were first sent or given to shareholders on or about March 31, 1997) are furnished to shareholders of ABC Bancorp (the "Company") in connection with the solicitation by and on behalf of the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Sunset Country Club, Thomasville Highway, Moultrie, Georgia, on Tuesday, April 15, 1997, at 4:15 p.m., local time, and any adjournment or postponement thereof.

  A proxy may be revoked at any time before the shares represented by it are voted at the Annual Meeting by delivering to the Secretary of the Company either a written revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. All shares represented by a properly executed, unrevoked proxy will be voted on all matters presented at the Annual Meeting on which the shares are entitled to vote, unless the shareholder attends the Annual Meeting and votes in person. Proxies solicited will be voted in accordance with the instructions given on the enclosed form of proxy. UNLESS AUTHORITY IS WITHHELD IN THE MANNER INDICATED ON THE ENCLOSED FORM OF PROXY, IT IS INTENDED THAT PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED FOR THE ELECTION AS A DIRECTOR OF EACH OF THE NOMINEES NAMED HEREIN.

  Only shareholders of record at the close of business on March 14, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had 5,396,561 shares of common stock (the "Common Stock") outstanding and entitled to vote. All holders of Common Stock are entitled to cast one vote per share held as of the Record Date.

  The cost of preparing and mailing proxy materials will be borne by the Company. In addition to solicitation by mail, solicitations may be made by officers and other employees of the Company in person or by telephone, telecopier or telegraph. Brokerage houses, custodians, nominees and fiduciaries will be reimbursed for the expenses of sending proxy materials to the beneficial owners of Common Stock held of record on behalf of such persons.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

  The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 14, 1997, by each person who is known to the Board of Directors of the Company to own beneficially five percent or more of the outstanding Common Stock.

NAME AND ADDRESS OF         NUMBER OF SHARES OF COMMON
BENEFICIAL OWNER             STOCK BENEFICIALLY OWNED        PERCENT OF CLASS (1)
-------------------         --------------------------       -------------------
Eugene M. Vereen, Jr.                414,552(2)                      7.7%
52 Cherokee Road
Moultrie, Georgia 31678

--------
(1) Based upon 5,396,561 shares of Common Stock outstanding, which does not include options for 51,667 shares of Common Stock granted to Mr. Hunnicutt.
(2) Includes 1,840 shares owned by M.I.A., Co., a corporation of which Mr. Vereen is President; 3,200 shares owned by his wife; and 341,235 shares owned by other members of Mr. Vereen's family, with whom Mr. Vereen shares investment and voting power pursuant to an oral agreement.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

  The following table sets forth certain information with respect to the beneficial ownership of the Common Stock, as of the Record Date, by directors, nominees for election as directors, executive officers named in the Summary Compensation Table set forth under the caption "Executive Compensation and Other Information," and by all directors and executive officers as a group.


   NAME OF                                                    COMMON STOCK
 BENEFICIAL                                                BENEFICIALLY OWNED     AS PERCENT
   OWNER                     POSITION WITH THE COMPANY    OF MARCH 14, 1997(1)     OF CLASS
 ----------                  -------------------------    ---------------------   ----------
 Johnny W. Floyd (2)         Director                              36,454             *

 J. Raymond Fulp             Director                              25,043             *

 Kenneth J. Hunnicutt (3)    Chief Executive Officer,
                               President and Director             113,446           2.1

 Daniel B. Jeter             Director Nominee                          --            --

 Willard Lasseter (4)        Director                              71,999           1.3

 Bobby B. Lindsey (5)        Director                              52,806             *

 Hal L. Lynch (6)            Director                             139,304           2.6

 Eugene M. Vereen, Jr. (7)   Director                             414,552           7.7

 Doyle Weltzbarker (8)       Director                              58,970           1.1

 Sidney J. Wooten, III       Chief Operating Officer,
                               Executive Vice President
                               and Director                         1,000             *

 Henry C. Wortman (9)        Director                              25,679             *

 John M. Mobley              Director Nominee                       5,306             *

 All  directors,  nominees
 for election as directors
 and executive officers as
 a group (17 persons,
 including those listed
 above)                                                           947,683          17.6

--------
 *Less than 1%.

(1) Except as otherwise specified, each individual has sole and direct beneficial ownership interest and voting rights with respect to all shares of Common Stock indicated.
(2) Includes 5,887 shares owned by Mr. Floyd's wife and 17,826 shares owned by his two children, with whom Mr. Floyd shares investment and voting power pursuant to an oral agreement.
(3) Includes options to acquire 51,667 shares (See "EXECUTIVE COMPENSATION AND OTHER INFORMATION"); 3,973 shares owned by a partnership in which Mr. Hunnicutt is a partner; and 1,500 shares owned by a partnership of which Mr. Hunnicutt's wife is a partner.
(4) Includes 2,666 shares owned by Mr. Lasseter's wife, with whom Mr. Lasseter shares investment and voting power; and 29,333 shares owned by Lasseter Tractor Company, a corporation of which Mr. Lasseter is President.
(5) Includes 9,982 shares owned by Mr. Lindsey's three children, with whom Mr. Lindsey shares investment and voting power; 766 shares owned jointly by Mr. Lindsey and his son; and 666 shares owned by Mr. Lindsey's wife, with whom he shares investment and voting power. Also includes 8,033 shares owned by Dixie Oil Co., 6,033 shares owned by Dixie Gas & Oil Co., 6,033 shares owned by Dixie Petroleum Co.; 8,033 shares owned by L & D Oil Co., Inc. and 7,900 shares owned by L.D. Advertising Co., with respect to all of which Mr. Lindsey is President.
(6) Includes 129,998 shares owned by Mr. Lynch's family members, with whom Mr. Lynch shares voting and investment power.
(7) Includes 1,840 shares owned by M.I.A., Co., a corporation of which Mr. Vereen is President; 3,200 shares owned by his wife; and 341,235 shares owned by his four children, with whom Mr. Vereen shares investment and voting power pursuant to an oral agreement.
(8) Includes 16,284 shares held by the West-End Milling Company ESOP Trust of which Mr. Weltzbarker serves as trustee and as to which Mr. Weltzbarker disclaims beneficial ownership.
(9) Includes 2,694 shares owned by Mr. Wortman's wife, with whom Mr. Wortman shares investment and voting power; and 6,357 shares held as co-trustee with Mr. Wortman's wife for the benefit of their two children; and 1,000 shares owned jointly by Mr. Wortman and spouse.

                       PROPOSAL I: ELECTION OF DIRECTORS

  The Company's Bylaws provide that the Board of Directors shall consist of no fewer than seven nor more than 15 directors. The Board of Directors currently consists of 11 directors with terms of office expiring on the date of this Annual Meeting. On February 18, 1997, the Board of Directors voted to amend the Company's Bylaws, subject to shareholder approval of PROPOSAL II, below, to divide the Board of Directors into three classes, as nearly equal in size as possible. Each class will serve three years, with the terms of office of the respective classes expiring in successive years. Initially the term of office of directors in Class I will expire at the 1998 Annual Meeting, the term of office of directors in Class II will expire at the 1999 Annual Meeting, and the term of office of directors in Class III will expire at the 2000 Annual Meeting. The Board of Directors proposes that the nominees identified below be elected to the class and for the term as set forth below and until the election and qualification of their successors, as provided in the Bylaws of the Company.

  In the alternative and in the event that PROPOSAL II, below, is not approved by the Company's shareholders, the Board of Directors proposes that all of the nominees described below be elected to a one-year term and until the election and qualification of their successors, as provided in the Bylaws of the Company. The proxyholders intend to vote "FOR" the election of the individuals named below. All of the nominees except Mr. Jeter and Mr. Mobley are currently serving as directors of the Company. All nominees have consented to serve on the Board of Directors if elected by the shareholders. If a nominee is unable to serve as director, the proxy will be voted for a nominee named by the Board of Directors in his stead by those persons named to vote the proxies. The Board of Directors has no reason to believe that any nominee will be unable to serve.

                                       PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
 NAME, AGE AND TERM AS DIRECTOR CLASS          AND OTHER DIRECTORSHIPS
 ------------------------------ -----  ----------------------------------------
 Eugene M. Vereen, Jr., 76       III  Chairman of the Board of ABC Bancorp from
   Director since 1981                1981 to April 19, 1995 and Chief
                                      Executive Officer from 1981 to 1994. From
                                      1971 to present, Mr. Vereen has also
                                      served as a director of the American
                                      Banking Company ("American Bank"). From
                                      the time of their acquisition to 1995,
                                      Mr. Vereen also served as a director of
                                      The Bank of Quitman ("Quitman Bank"),
                                      Bank of Thomas County ("Thomas Bank"),
                                      The Citizens Bank of Tifton ("Tifton
                                      Bank") and Cairo Banking Company ("Cairo
                                      Bank"), each of which is a wholly-owned
                                      subsidiary of the Company. Mr. Vereen is
                                      President of M.I.A., Co., a real estate
                                      holding and investment company, and has
                                      previously served as Senior President of
                                      American Bank. He now serves as Chairman
                                      Emeritus of the Company and President
                                      Emeritus of American Bank. From 1951
                                      until its sale in 1983, Mr. Vereen served
                                      as Chairman of the Board of Moultrie
                                      Insurance Agency.
 J. Raymond Fulp, 52             II   Director of Tifton Bank since 1987. Mr.
   Director since 1989                Fulp has been a pharmacist since 1969.
                                      Since 1974, Mr. Fulp has been co-owner of
                                      Midtown Pharmacy in Tifton.
 Kenneth J. Hunnicutt, 60        III  Chief Executive Officer of ABC Bancorp
   Director since 1981                since 1994 and President since 1981. Mr.
                                      Hunnicutt served as Senior President of
                                      American Bank from 1989 to 1991 and as
                                      President of American Bank from 1975 to
                                      1989 and currently serves as a director
                                      of American Bank, Quitman Bank, Thomas
                                      Bank, Tifton Bank, Cairo Bank, Southland
                                      Bank, Central Bank & Trust, First
                                      National Bank of South Georgia, and
                                      Merchants & Farmers Bank, each of which
                                      is a wholly-owned subsidiary of the
                                      Company. Mr. Hunnicutt is the Chairman of
                                      the Board of Thomas Bank and Cairo Bank.

                                       PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
 NAME, AGE AND TERM AS DIRECTOR CLASS          AND OTHER DIRECTORSHIPS
 ------------------------------ -----  ----------------------------------------
 Bobby B. Lindsey, 67            II   Chairman of the Board of Tifton Bank
   Director since 1994                since 1986. Mr. Lindsey serves as
                                      President of Dixie Oil Company, Gasmarts,
                                      Inc., Dixie Gas & Oil Company, Dixie
                                      Petroleum Company, Dixie Oil Distributing
                                      Company, Dixie Oil, Florida, L & L Oil
                                      Company, Dixie Petroleum Company of
                                      Alabama, Red Diamond Oil Company, Best
                                      Petroleum Company, Dixie Refineries,
                                      Inc., each of which is engaged in the
                                      petroleum business, Lenox Enterprises,
                                      Inc., an oil retail company and L.D.
                                      Advertising Company, an advertising
                                      agency, all since prior to 1978.
 Willard Lasseter, 67            III  Chairman of the Board of ABC Bancorp
   Director since 1982                since April 19, 1995. Vice Chairman of
                                      the Board of ABC Bancorp from 1992 to
                                      1995. Chairman of the Board of American
                                      Bank since 1990 and director of American
                                      Bank since 1971, Mr. Lasseter also served
                                      as Vice Chairman of the Board of American
                                      Bank from 1984 to 1990. Mr. Lasseter also
                                      serves as a director of Cairo Bank and
                                      Thomas Bank. Since 1959, Mr. Lasseter has
                                      owned and operated Lasseter Tractor
                                      Company, a John Deere dealership.
 Hal L. Lynch, 67                II   President of Lynch Management Company,
   Director since 1992                which manages automobile dealerships in
                                      Florida and Georgia. Mr. Lynch has been
                                      in the automobile business since 1953.
 Doyle Weltzbarker, 62           III  Vice Chairman of the Board of ABC Bancorp
   Director since 1985                since 1995. Director of Quitman Bank
                                      since 1975. From 1982 until 1987, Mr.
                                      Weltzbarker served as Vice Chairman, and
                                      currently serves as Chairman, of the
                                      Board of Directors of Quitman Bank. Since
                                      1985, Mr. Weltzbarker has served as a
                                      director and President of West End
                                      Milling Company, a feed manufacturing
                                      business, and Brooksco Dairy, Inc. and
                                      Dixie Hog Corporation, both of which are
                                      livestock and farming businesses. Mr.
                                      Weltzbarker also serves as a director of
                                      Georgia-Florida Fertilizer Co. and on the
                                      advisory board of Norfolk Southern
                                      Corporation, which owns the Norfolk
                                      Southern Railroad.
 Henry C. Wortman, 59            II   Vice Chairman and director of Quitman
   Director since 1990                Bank since 1988. Mr. Wortman has been a
                                      principal partner of Jackson & Wortman, a
                                      dairy and general farming operation based
                                      in Quitman, Georgia, since 1965.
 Johnny W. Floyd, 58              I   Mr. Floyd currently serves as the
   Director since 1996                Chairman of the Board of Central Bank and
                                      Trust, of which he has been a director
                                      since 1996. Mr. Floyd is the President of
                                      Floyd Timber Company, a forestry products
                                      company, and the President of Cordele
                                      Realty.
 Sidney J. Wooten, III, 43        I   Executive Vice President and Chief
   Director since 1996                Operating Officer of ABC Bancorp from
                                      August 1996 to present. From June 1991
                                      until December 1995, Mr. Wooten served as
                                      the President and Chief Executive Officer
                                      of First National Bank of White County,
                                      Georgia. From December 1995 until August
                                      1996, Mr. Wooten served as Senior Vice
                                      President of First National Bancorp.

                                       PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
 NAME, AGE AND TERM AS DIRECTOR CLASS          AND OTHER DIRECTORSHIPS
 ------------------------------ -----  ----------------------------------------
 Daniel B. Jeter, 45              I   Since 1979, Mr. Jeter has been the Vice-
   Director Nominee                   President and a major shareholder of
                                      Standard Discount Corporation, a consumer
                                      finance company, and is an officer and
                                      director of each of its several
                                      affiliates.
 John M. Mobley, 64               I   Since 1982, Mr. Mobley has been engaged
   Director Nominee                   in agricultural operations as the
                                      President and a major shareholder of
                                      Mobley Plant Company, Inc., Moultrie,
                                      Georgia, and affiliated businesses.

  The election of a director requires the affirmative vote of a majority of votes cast by the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote. Unless otherwise specified, the proxy holders designated in the proxy will vote the shares covered thereby at the Annual Meeting "FOR" the election of all of the director nominees.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                         ALL OF THE DIRECTOR NOMINEES.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

  The Company's Executive and Loan Committee is comprised of six directors, a majority of whom are neither officers nor employees of the Company. The Executive and Loan Committee is authorized to exercise all of the powers of the Board of Directors, except the power to declare dividends, elect directors, amend the bylaws, issue stock or recommend any action to shareholders. The Executive and Loan Committee, among other things, considers and makes recommendations to the Board of Directors regarding the size and composition of the Board, recommends and nominates candidates to fill Board vacancies that occur and recommends to the Board the director nominees for whom the Board will solicit proxies. The current members of the Executive and Loan Committee are Messrs. Vereen, Hunnicutt, Lasseter, Lindsey, Lynch and Weltzbarker.

  The members of the Company's Compensation Committee, established in 1992, are Messrs. Vereen, Hunnicutt, Lasseter and Weltzbarker. The duties of the Compensation Committee are generally to establish the salaries, bonuses, management perquisites and other compensation of the officers of the Company and each of the Company's nine subsidiary banks (the "Banks").

  The Company also has an Audit Committee consisting of seven members. One of the Audit Committee members is a director of the Company, and each of the remaining six members is a Bank director. Mr. Lasseter currently represents the Company on this committee. The other members of the Audit Committee are Grady Williams (Chairman), Raymond Fulp, Henry Wortman, John Briggs, Lynn Jones and Maurice Chastain. The Audit Committee meets as required to review the audits performed by the office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Department of Banking and Finance of the State of Georgia, the State Banking Department of the State of Alabama, the Company's independent accountants and the internal auditors of the Company and the Banks.

  In 1996, the Board of Directors held 12 meetings. The Executive and Loan Committee held 12 meetings, the Compensation Committee held one meeting and the Audit Committee held one meeting. Each director attended at least 75% of all meetings of the full Board of Directors and of those Committees on which he served in 1996.

  The Company does not have a standing nominating committee.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

  The following table sets forth information as to all cash and non-cash compensation paid or accrued during each of the last three fiscal years to the Company's Chief Executive Officer and to each of its other executive officers whose total cash compensation exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                                                                        LONG TERM COMPENSATION
                                                                      ---------------------------
                                          ANNUAL COMPENSATION               AWARDS        PAYOUTS
                                  ----------------------------------- ------------------- -------
                                                         OTHER ANNUAL RESTRICTED                   ALL OTHER
                                                          COMPENSA-     STOCK    OPTIONS/  LTIP      ANNUAL
NAME AND PRINCIPAL POSITION  YEAR  SALARY(1)    BONUS        TION       AWARD      SARS   PAYOUTS COMPENSATION
---------------------------  ---- ----------- ---------- ------------ ---------- -------- ------- ------------
  Kenneth J. Hunnicutt,      1996 $221,250(2) $   83,944(3)  --          --        --       --     $54,138(4)
   Chief Executive           1995 $176,860(2) $   42,771(3)  --          --        --       --     $54,138(4)
   Officer,                  1994 $173,458(2) $   15,334(3)  --          --        --       --     $54,138(4)
   President and
   Director
  Sidney J. Wooten, III      1996 $ 62,299(5) $   17,863     --          --        --       --           --
   Executive Vice
   President, Chief
   Operating Officer and
   Director

--------
(1) Includes director's fees.

(2) Contributions to the investment account under the Deferred Compensation Agreement, previously disclosed as "Salary," are now disclosed as "All Other Annual Compensation." See footnote (4), below.

(3) Includes an annual incentive bonus pursuant to Mr. Hunnicutt's Executive Employment Agreement. See "--Executive Employment Agreement--Mr. Hunnicutt" and "Report of the Compensation Committee of the Board of Directors on Executive Compensation."

(4) For each of 1994, 1995 and 1996, the Company made contributions for the benefit of Mr. Hunnicutt to a Simplified Employee Pension Plan in the amount of $22,500; to the investment account under the Deferred Compensation Agreement in the amount of $15,300; and to the investment account under the Salary Continuation Agreement in the amount of $16,338. Amounts contributed under the Deferred Compensation Agreement have been previously disclosed as "Salary." Amounts contributed under the Salary Continuation Agreement were inadvertently omitted from the Company's Proxy Statements prior to the Company's Proxy Statement for the 1996 Annual Meeting of Shareholders.

(5) Mr. Wooten commenced employment with the Company as its Executive Vice President and Chief Operating Officer as of August 26, 1996, pursuant to an Executive Employment Agreement that provides for an annual base salary of $175,000. See "--Executive Employment Agreement--Mr. Wooten."

STOCK OPTION EXERCISES DURING 1996 AND STOCK OPTION YEAR-END VALUES

  The following table sets forth information with respect to options exercised by the named executive officer in the last fiscal year and the number and value of unexercised options and SARs held as of the end of the last fiscal year for the executive officer named in the Summary Compensation Table.

       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUES

                                                     NUMBER OF SECURITIES           VALUE OF UNEXERCISED IN-
                                                    UNDERLYING UNEXERCISED          THE-MONEY OPTIONS/SARS AT
                           SHARES                 OPTIONS/SARS AT FY-END (#)             FY-END ($) (2)
                         ACQUIRED ON    VALUE     ------------------------------    -------------------------
          NAME            EXERCISE   REALIZED (1) EXERCISABLE    UNEXERCISABLE      EXERCISABLE UNEXERCISABLE
          ----           ----------- ------------ -----------    ---------------    ----------- -------------
Kenneth J. Hunnicutt....   26,667      $255,000              --           6,667(3)      --       $67,500(3)

--------
(1) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.
(2) The fiscal-year end values are calculated based upon the last known sales price for the Common Stock on December 31, 1996.
(3) This option was granted pursuant to the Company's 1992 Incentive Stock Option Plan for Mr. Hunnicutt at an exercise price of $6.75 per share. The option first becomes exercisable in 1997 and vests at a rate of 1,000 shares per year.

DEFERRED COMPENSATION AGREEMENT

  The Company has entered into a Deferred Compensation Agreement with Mr. Hunnicutt. Pursuant to the Deferred Compensation Agreement, which is fully funded by insurance, the Company has agreed to pay Mr. Hunnicutt deferred compensation in the event of his retirement, disability or death or termination of his employment, in the amounts and for the periods set forth below.

     EVENT                                       AMOUNT                    NUMBER OF MONTHS
------------------------------  ---------------------------------------- ---------------------
Normal retirement               $3,750/month                                      180
Early retirement                Value of investment account (1)                   120
Disability                      $3,750/month if during normal retirement          180
                                Value of investment account if prior
                                to retirement (1)                                 120
Death during normal retirement  $5,000/month                             Balance of 180 months
Death during early retirement   $5,000/month                             Balance of 120 months
Death prior to retirement       $5,000/month                                      180
Termination of employment       Value of investment account (1)(2)                120

--------
(1) The balance of the investment account as of the dates set forth below is as follows:

                      DATE                        BALANCE
                     ------                      ---------
                     12/15/95.................... $244,000
                     12/15/96.................... $265,000
                     12/15/97.................... $286,000
                     12/15/98.................... $310,000
                     12/15/99.................... $336,000
                     12/15/2000.................. $360,000

(2) Mr. Hunnicutt may elect: (i) not to receive the value of the investment account upon termination of his employment; and (ii) to receive normal retirement benefits of $3,750 per month for 180 months when he reaches normal retirement age.

  In the fiscal year ended December 31, 1996, $9,524 was accrued, but not paid, to Mr. Hunnicutt pursuant to the Deferred Compensation Agreement.

SALARY CONTINUATION AGREEMENT

  The Company has entered into a Salary Continuation Agreement with Mr. Hunnicutt. The Salary Continuation Agreement, which is fully funded by insurance, provides that if Mr. Hunnicutt remains in the Company's employ until he reaches age 68, he will be entitled to receive 15 annual payments of $33,750 each in compensation for various consulting and advisory services to be provided to the Company and/or its senior executives over a 15-year period.

EXECUTIVE EMPLOYMENT AGREEMENT--MR. HUNNICUTT

  The Company entered into an employment agreement with Mr. Hunnicutt effective as of September 20, 1994, amended as of September 30, 1996 (the "Hunnicutt Employment Agreement"), pursuant to which Mr. Hunnicutt has agreed to serve as the President and Chief Executive Officer of the Company for an initial term of five years. The term is automatically extended for an additional one year term on the anniversary of the effective date of the Hunnicutt Employment Agreement unless either party gives written notice to the other party not to so extend the term within 90 days prior to any such anniversary, in which case no further extension will occur and the term will end two years after the anniversary of the date of the notice not to extend. Notwithstanding any notice by the Company not to extend, the term of the Hunnicutt Employment Agreement will not expire prior to the expiration of 24 months after the occurrence of a Change of Control (as such term is defined in the Hunnicutt Employment Agreement) of the Company. The Hunnicutt Employment Agreement, which automatically terminates when Mr. Hunnicutt attains age 68, provides that Mr. Hunnicutt will receive a base salary of $150,000.

  In addition, the Hunnicutt Employment Agreement provides that Mr. Hunnicutt is entitled to receive an annual bonus and to participate in all present and future employee benefit, retirement and compensation plans of the Company consistent with his salary and his position as the President and Chief Executive Officer of the Company. The Hunnicutt Employment Agreement further provides that, in the event of termination of Mr. Hunnicutt's employment with the Company, the Company will pay to Mr. Hunnicutt (i) his base salary and annual bonus through the date of termination if he is terminated by the Company's Board of Directors for "cause" (as defined in the Hunnicutt Employment Agreement) and (ii) his base salary and annual bonus through the date of termination and, for three additional 12-month periods, his base salary and a bonus in an amount determined pursuant to the terms of the Hunnicutt Employment Agreement if he terminates his employment for "good reason" (as defined in the Hunnicutt Employment Agreement).

  If Mr. Hunnicutt elects to terminate his employment upon 90 days notice, then the Company is obligated to pay him his annual salary and annual bonus through the date of termination. In the event of Mr. Hunnicutt's death, the Company is obligated to purchase, under certain circumstances, all outstanding stock options previously granted to Mr. Hunnicutt, whether or not such options are then exercisable, at a cash purchase price equal to the amount by which the aggregate fair market value of such options exceed their exercise price. Finally, the Hunnicutt Employment Agreement also included certain restrictive covenants which limit Mr. Hunnicutt's ability to compete with the Company or divulge certain confidential information concerning the Company.

EXECUTIVE EMPLOYMENT AGREEMENT--MR. WOOTEN

  The Company entered into an employment agreement with Mr. Sidney J. Wooten effective as of August 26, 1996 (the "Wooten Employment Agreement"), pursuant to which Mr. Wooten has agreed to serve as the Executive Vice President and Chief Operating Officer of the Company for an initial term of three years. The term is automatically extended for an additional one year term on the anniversary of the effective date of the Wooten Employment Agreement unless either party gives written notice to the other party not to so extend the term within 90 days prior to any such anniversary, in which case no further extension will occur and the term will end two years after the anniversary of the date of the notice not to extend. Notwithstanding any notice by the Company not to extend, the term of the Wooten Employment Agreement will not expire prior to the expiration of 24 months after the occurrence of a Change of Control (as such term is defined in the Wooten Employment Agreement) of the Company. The Wooten Employment Agreement, which automatically terminates when Mr. Wooten attains age 65, provides that Mr. Wooten will receive a base salary of $175,000.

  In addition, the Wooten Employment Agreement provides that Mr. Wooten is entitled to receive an annual bonus and to participate in all present and future employee benefit, retirement and compensation plans of the Company consistent with his salary and his position as the Executive Vice President and Chief Operating Officer of the Company. The Wooten Employment Agreement further provides that, in the event of termination of Mr. Wooten's employment with the Company, the Company will pay to Mr. Wooten (i) his base salary and annual bonus through the date of termination if he is terminated by the Company's Board of Directors for "cause" (as defined in the Wooten Employment Agreement); (ii) his base salary and annual bonus through the date of termination and, for two additional 12-month periods, his base salary and a bonus in an amount determined pursuant to the terms of the Wooten Agreement if his employment is terminated by him for "good reason" (as defined in the Wooten Employment Agreement).

  If Mr. Wooten elects to terminate his employment upon 90 days notice, then the Company is obligated to pay him his annual salary and annual bonus through the date of the term or any additional term during which the notice of termination was given. In the event of Mr. Wooten's death, the Company is obligated to purchase, under certain circumstances, all outstanding stock options previously granted to Mr. Wooten, whether or not such options are then exercisable, at a cash purchase price equal to the purchase price as provided in such outstanding stock options. Finally, the Wooten Employment Agreement also includes certain restrictive covenants which limit Mr. Wooten's ability to compete with the Company or divulge certain confidential information concerning the Company.

EXECUTIVE CONSULTING AGREEMENT

  On September 20, 1994, the Company entered into an Executive Consulting Agreement with Eugene M. Vereen, Jr., as amended on March 30, 1995 (the "Executive Consulting Agreement"), pursuant to which Mr. Vereen has agreed to provide certain consulting services to the Company following his retirement or resignation as Chairman of the Board of Directors for a period of six years, provided that the Executive Consulting Agreement automatically terminates upon Mr. Vereen's 80th birthday. Mr. Vereen retired as Chairman of the Board on April 19, 1995. The Executive Consulting Agreement provides that Mr. Vereen will provide consulting services to the Company when requested by the Company's Chief Executive Officer and that the Company will pay Mr. Vereen the sum of $87,500 per year for his services thereunder. In addition, Mr. Vereen is entitled to reimbursement for his reasonable expenses incurred in connection with his duties under the Executive Consulting Agreement. Finally, the Executive Consulting Agreement includes certain restrictive covenants which limit Mr. Vereen's ability to compete with the Company or divulge certain confidential information concerning the Company.

COMPENSATION OF DIRECTORS

  All directors, with the exception of Mr. Vereen, receive a fee of $300 per month. Board of Directors' meetings are held monthly. Members of the Executive and Loan Committee (except Mr. Hunnicutt) receive a fee of $300 per month, and members of the Audit Committee receive $200 per meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During 1996, Mr. Hunnicutt was the Company's President and Chief Executive Officer in addition to serving on the Compensation Committee. Mr. Vereen, who also served on the Compensation Committee, is a former Chief Executive Officer of the Company. No other member of the Compensation Committee is or was an officer or employee of the Company or any of its subsidiaries.

  The Company and the Banks have had, and expect to have in the future, banking transactions in the ordinary course of business with members of the Compensation Committee, including corporations, partnerships and other organizations in which such members have an interest. The Company's Board of Directors believes that the terms of such loans (including interest rates, collateral and repayment terms) are fair and equitable and are substantially the same as terms prevailing at the time such loans were made for comparable transactions with unrelated parties. Such transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                 BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

  The Company's executive compensation programs are administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"). During 1996, the Compensation Committee was composed of Messrs. Vereen, Hunnicutt, Lasseter and Weltzbarker.

  The Company's executive compensation is designed to attract and retain highly qualified executives and to motivate them to maximize shareholder returns. The base salary for executives is determined in relation to their level of responsibility. Salary ranges are reviewed on an annual basis, taking into consideration, among other things, the financial performance of the Company, and are adjusted as necessary. Executives' salaries are reviewed on an annual basis, and salary changes are based primarily upon individual performance.

  In reviewing the performance of Mr. Hunnicutt, the Company's President and Chief Executive Officer, the Compensation Committee took into account Mr. Hunnicutt's Employment Agreement, which establishes his base compensation from year to year. The Company may consider and declare from time to time increases in Mr. Hunnicutt's base compensation, and if operating results of the Company are significantly less favorable in a given year, may decrease the base compensation of executive officers generally, including Mr. Hunnicutt. In determining Mr. Hunnicutt's compensation, the Compensation Committee considered the effects of inflation, adjustments to the salaries of other senior management personnel and Mr. Hunnicutt's past performance and the contribution which he made to the business and profits of the Company during fiscal year 1996. The Company's performance in 1996 reflected net income of $6.7 million, an increase of 13% over net income for 1996 of $5.9 million. Income per average share also significantly increased, as did the return on average assets and the return on average equity. Total assets, net loans and deposits also showed significant increases in 1996. Accordingly, the Compensation Committee awarded Mr. Hunnicutt an annual incentive bonus of $58,278 and increased Mr. Hunnicutt's base salary by 22% for 1997. Mr. Hunnicutt did not participate in the deliberations of the Compensation Committee concerning his compensation.

                                          Submitted by the Compensation
                                          Committee

                                          Eugene M. Vereen, Jr.
                                          Kenneth J. Hunnicutt
                                          Willard Lasseter
                                          Doyle Weltzbarker

                               PERFORMANCE GRAPH

  Set forth below is a line graph comparing the change in the cumulative total shareholder return on the Common Stock against the cumulative return of the NASDAQ Stock Market (US Companies) and the index of Nasdaq Bank Stocks for the period commencing May 19, 1994 through December 31, 1996. In May 1994, the Company sold 747,500 shares of Common Stock pursuant to a registered public offering (the "Offering"). Prior to the Offering, quotations for the Common Stock were not reported on any market, and there was no established public trading market for the Common Stock. The graph shows the value at May 19, 1994, December 30, 1994, June 30, 1995, December 29, 1995, June 28, 1996 and
December 31, 1996 assuming an investment of $100 on May 19, 1994 and reinvestment of dividends and other distributions to shareholders.

                             [GRAPH APPEARS HERE]

                                    Legend

CRSP Total Returns Index for:       05/19/94   12/30/94    12/29/95     12/31/96
-----------------------------       --------   --------    --------     --------
ABC BANCORP                            100.0       94.4       153.7        186.3
Nasdaq Stock Market (US Companies)     100.0      104.3       147.5        181.4
Nasdaq Bank Stocks                     100.0       95.1       141.7        187.3
SIC 6020-6029, 6710-6719 US & Foreign

Notes:
        A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
        B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
        C. If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
        D. The index level for all series was set to $100.0 on 5/19/94.

                PROPOSAL II: AMENDMENT TO THE COMPANY'S BYLAWS
                 TO CLASSIFY THE COMPANY'S BOARD OF DIRECTORS

  On February 18, 1997, the Board of Directors adopted a resolution unanimously approving and recommending to the Company's shareholders for their approval an amendment to the Company's Bylaws that would divide the Board into three classes with staggered terms. The text of the proposed amendment is attached hereto as Appendix A.

  The Board of Directors recommends that the Bylaws be amended to divide the Board into three classes, as nearly equal in size as possible. After a start-up period during which two classes will be elected for one-year and two-year terms, the term of office of the directors of each class will expire at the third annual meeting after their election. This proposal is intended to provide continuity of management and policies and to encourage anyone seeking control of the Company to negotiate with management to reach terms acceptable to the Board. Adoption of this proposal will make it more difficult to change the composition of the Board. The Bylaws currently require that the entire Board is subject to election each year so it would take only one year for the Board to be replaced. Following adoption of the proposal, at least two annual meetings, or a special meeting called for the purpose of removing the directors, would be required to effect a change in control of the Board of Directors.

  While the Board believes that the proposed amendment to the Bylaws should be adopted for the reasons set forth above, the Board is aware that the proposed amendment may tend to deter any unfriendly tender offers or other efforts to gain control of the Company and thereby deprive shareholders of opportunities to sell shares at higher than market prices. Dividing the Board into three classes with staggered terms will make it more difficult for shareholders to change a majority of current directors. These provisions are effective without regard to whether a change in control has occurred or is occurring and therefore may also have the effect of preventing shareholders from replacing directors for reasons unrelated to the control of the Company. The Company is not aware, however, of any effort to accumulate its securities or to gain control of it at this time, and the proposal is not being adopted in order to block any such effort.

  If the shareholders approve the amendment to the Bylaws to classify the Board of Directors, then the directors elected at the Annual Meeting shall have the terms of office as described in PROPOSAL I, above.

  Approval of the amendment to the Company's Bylaws requires the affirmative vote of a majority of votes cast by the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote. Unless otherwise specified, the proxy holders designated in the proxy will vote the shares covered thereby at the Annual Meeting "FOR" the approval of the amendment.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE BYLAWS TO CLASSIFY THE COMPANY'S BOARD OF DIRECTORS.

          PROPOSAL III: APPROVAL OF 1997 INCENTIVE STOCK OPTION PLAN
                           FOR KENNETH J. HUNNICUTT

  On January 21, 1997, the Board of Directors of the Company adopted, subject to the approval of the shareholders of the Company, the 1997 Incentive Stock Option Plan for Kenneth J. Hunnicutt (the "Hunnicutt Plan"). The Company is largely dependent upon the initiative, efforts and judgment of its President, Kenneth J. Hunnicutt, for the successful operation of the business of the Company and of its subsidiaries. The purpose of the Hunnicutt Plan is to advance the interests of the Company and its subsidiaries by encouraging Mr. Hunnicutt to acquire a proprietary interest in the Company and its future growth and to continue his association with the Company and its subsidiaries.

  Options granted under the Hunnicutt Plan are designated as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

  The full text of the Hunnicutt Plan is set forth at Appendix B to this Proxy Statement, and the following summary is qualified in its entirety by reference to Appendix B.

  Number of Shares. The Company has granted to Kenneth J. Hunnicutt (the "Optionee") the option to purchase a maximum of 45,000 shares of Common Stock of the Company (the "Option").

  Vested Interest. Upon the approval of the shareholders, the Optionee's interest in the entire Option granted pursuant to the Hunnicutt Plan will be fully vested. The Option becomes exercisable in stages generally over a period of seven years from the date of grant, subject to acceleration in the event of the termination of the Optionee's employment with the Company. (See "Limitation on Amount," below.)

  Adjustment. In the event there is any change in the Common Stock as a result of a reorganization, merger, consolidation, recapitalization, stock split, issuance of stock dividend or otherwise, the number and kind of shares authorized by the Hunnicutt Plan, and the number, option price and kind of shares covered by the Option will be automatically adjusted as required in order to prevent an adverse effect upon the Optionee.

  Administration. The Plan will be administered by a Committee appointed by the Board of Directors (the "Hunnicutt Committee"), which at present consists of Messrs. Eugene M. Vereen, Jr., Willard Lasseter and Doyle Weltzbarker. The composition and number of members of the Hunnicutt Committee may be changed from time to time by the Board at its discretion.

  The terms and provisions of Option are set forth in an agreement (the "Option Agreement") between the Company and Mr. Hunnicutt which specifies, among other things, the exercise price of the Option, the duration of the Option, the number of shares to which the Option relates and the percentage of the Option that becomes exercisable on specified dates in the future.

  Option Price. The purchase price of each share of Common Stock subject to the Option granted pursuant to the Hunnicutt Plan is $17.00, which price represents a value equal to the fair market value of each such share at the time the Option was granted, as determined by a method consistent with applicable provisions of the Code and Treasury Regulations promulgated thereunder.

  Termination of Option. To the extent that the Option granted pursuant to the Hunnicutt Plan has not previously been exercised, the Option will terminate and will no longer be exercisable after 11:59 p.m., Atlanta, Georgia time, on the date that is ten years from the date the Option was granted (the "Expiration Date").

  Option Non-Assignable. During the Optionee's lifetime, the Option is exercisable only by the Optionee or, if the Optionee is disabled, his duly appointed guardian or legal representative, and the Option may not be assigned by the Optionee other than by Will or by applicable laws of descent and distribution.

  Limitation on Amount. The aggregate fair market value (determined as of the time the Option is granted) of the shares with respect to which the Option is exercisable for the first time by the Optionee during any calendar year (under all plans of the Company) may not exceed the "$100,000 Per-Year Limitation" of Section 422(d) of the Code, provided that in the event of the Optionee's termination of employment for any reason other than death, the Option will become immediately exercisable in full except to the extent that the deferral of exercisablity of the Option would avoid, or minimize the effect of, noncompliance with such limitation, while allowing the Optionee to exercise the Option within the three-month period of Section 422(a)(2) of the Code or the one-year period of Section 422(c)(6) of the Code, as may be applicable.

  New Plan Benefits. The following table sets forth information with respect to options granted pursuant to the Hunnicutt Plan.

                       1997 INCENTIVE STOCK OPTION PLAN

                                                                  DOLLAR  NUMBER
                                                                   VALUE    OF
NAME AND POSITION                                                 ($)(1)  UNITS
-----------------                                                 ------- ------
Kenneth J. Hunnicutt,............................................ $56,250 45,000
 President and Chief Executive Officer
Executive Group.................................................. $56,250 45,000
Non-Executive Director Group.....................................     N/A    N/A
Non-Executive Officer Employee Group.............................     N/A    N/A

--------
(1) Dollar value is calculated based on the difference between the exercise price of the Option and the closing market price of the Common Stock on March 14, 1997 ($18.25) and the exercise price ($17.00) multiplied by the total number of shares of Common Stock subject to the Option (45,000).

  Federal Income Tax Consequences. As noted above, the options awarded under the Hunnicutt Plan are intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Code.

  The Company believes that the principal Federal income tax consequences under the Hunnicutt Plan to the Optionee and to the Company pursuant to the Code and the Treasury regulations and rulings thereunder, all as currently in effect, should generally be as follows:

  (i) The Optionee will not recognize taxable income, and the Company will not be entitled to an income tax deduction, upon the grant of the Option.

  (ii) Unless he is subject to the alternative minimum tax, the Optionee will not recognize taxable income and the Company will not be entitled to an income tax deduction upon the exercise by the Optionee of the Option, provided the Optionee was an employee of the Company for the entire period from the date of grant of the Option until three months before the date of exercise (increased to twelve months if employment ceased due to total and permanent disability). The employment requirement is waived in the event of termination of employment by reason of the Optionee's death. If these employment requirements are not met, the Option will be treated as a "non-qualified stock option" under the Code.

  (iii) If the Optionee disposes of the shares acquired under the Option after at least two years following the date of grant of the Option and at least one year following the date of transfer of the shares to the Optionee following exercise of the Option, the Optionee will recognize a long-term capital gain (or loss) equal to the difference between the amount realized upon the disposition and the exercise price paid.

  (iv) Except for certain transactions such as gifts and related party transactions, if the Optionee disposes of the shares within two years after the date of grant of the Option or within one year after the transfer of the shares to the Optionee, but all other requirements of Section 422 of the Code are met, the Optionee will recognize ordinary income upon disposition of the shares in an amount equal to the lesser of (a) the fair market value of the shares on the date of transfer to the Optionee minus the exercise price or (b) the amount realized on disposition minus the exercise price. Any additional gain will be treated as short or long-term capital gain, depending on how long the Optionee held the shares. However, in the case of such a disqualifying disposition by a person subject to Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act"), the determination of ordinary income under (a) above will generally be based on the fair market value of the shares on the later of the date of the transfer of the shares to the Optionee or the date which is six months following the date of the grant of the option. In the case of disqualifying dispositions resulting from, for example, a gift or related party transaction, the amount of ordinary income realized by the Optionee will be equal to the fair market value of the shares as of the date of transfer to the Optionee minus the exercise price.

  (v) Where all requirements of Section 422 of the Code are met, including the holding and employment requirements specified in paragraph (ii) and (iii) above, the Company will not be entitled to any Federal income tax deduction with respect to the Option at any time. In those cases where any of such requirements are not met, the Company generally will be allowed a Federal income tax deduction to the extent of the ordinary income includable in the Optionee's gross income in accordance with the provisions of Section 83 of the Code (as such deduction may be limited by certain provisions of the Code, including Sections 162(m), 263 or 263(A)).

  (vi) The Company will not recognize any gain or loss upon the issuance of shares under the Hunnicutt Plan.

  (vii) To the extent that the grant of the Option violates the "$100,000 Per-Year Limitation" described above, or fails to satisfy any other of the requirements set forth in the Hunnicutt Plan, the Option will be treated as a "non-qualified stock option" under the Code.

  Other Considerations. The Hunnicutt Plan is not qualified under Section 401(a) of the Code and, based upon current law and published interpretations, the Company believes the Hunnicutt Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

  The comments set forth in the above paragraphs are only a summary of certain of the Federal income tax consequences relating to the Hunnicutt Plan based on the Code as in effect at the date of grant of the Option. No consideration has been given to the effects of state, local and other laws (tax or other) on the Hunnicutt Plan or the Optionee.

  Approval by Shareholders. Approval of the Hunnicutt Plan requires the affirmative vote of a majority of votes cast by the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote. Unless otherwise specified, the proxy holders designated in the proxy will vote the shares covered thereby at the Annual Meeting "FOR" the approval of the Hunnicutt Plan.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 1997 INCENTIVE STOCK OPTION PLAN FOR KENNETH J. HUNNICUTT.

               PROPOSAL IV: APPROVAL OF OMNIBUS STOCK OWNERSHIP
                         AND LONG TERM INCENTIVE PLAN

  On February 18, 1997, the Board of Directors of the Company adopted the ABC Bancorp Omnibus Stock Ownership and Long Term Incentive Plan (the "Omnibus Plan"), subject to approval by the shareholders of the Company. The Board of Directors believes that the Omnibus Plan will motivate eligible employees to contribute to the successful performance of the Company and its subsidiaries and the growth of the market value of the Company's Common Stock; will promote unity of purpose between such employees and shareholders by providing ownership opportunities; and will promote the retention of such employees by rewarding them with potentially tax-advantageous future compensation.

  The full text of the Omnibus Plan is set forth at Appendix C to this Proxy Statement, and the following summary is qualified in its entirety by reference to Appendix C.

  The key provisions of the Omnibus Plan are as follows:

  General. The Omnibus Plan will be effective as of February 18, 1997 for a ten year period. Awards granted under the Omnibus Plan may be in the form of Qualified or Nonqualified Stock Options, Restricted Stock, Stock Appreciation Rights ("SARs"), Long-Term Incentive Compensation Units consisting of a combination of cash and Common Stock ("Units"), or any combination thereof within the limitations set forth in the Omnibus Plan. The Omnibus Plan provides that awards may be made for ten years, and the Omnibus Plan will remain in effect thereafter until all matters relating to the payment of awards and administration of the Omnibus Plan have been settled.

  Administration. The Omnibus Plan, if approved by the shareholders, will be administered by the Compensation Committee of the Board of Directors (the "Omnibus Committee"). The Omnibus Committee is comprised at present of Messrs. Eugene M. Vereen, Jr., Kenneth J. Hunnicutt, Willard Lasseter and Doyle Weltzbarker. The Omnibus Committee has authority, subject to approval by the Board of Directors, to administer and interpret the Omnibus Plan. The Omnibus Committee, within the terms of the Omnibus Plan selects eligible employees to participate in the Omnibus Plan, determines the type, amount and duration of individual awards and may accelerate payments and vesting of Plan awards.

  Shares Available. The Omnibus Plan provides that the aggregate number of shares of the Company's Common Stock which may be subject to award may not exceed 425,000, subject to adjustment in certain circumstances to prevent dilution. The Company's Common Stock delivered under the Omnibus Plan will be authorized and unissued shares. Shares underlying awards that are canceled, expired, forfeited or terminated shall, in most circumstances, again be available for the grant of additional awards within the limits provided by the Omnibus Plan.

  Eligibility. The Omnibus Plan provides for awards to eligible employees. Because it is within the discretion of the Omnibus Committee to determine which employees receive awards and the amount and type of award received, it is not possible at the present time to determine the amount of awards or the number of individuals to whom awards will be made under the Omnibus Plan. The executive officers of the Company named in the table under the caption "Executive Compensation" herein are among the officers who would be eligible to receive awards under the Omnibus Plan.

  Stock Options. Subject to the terms and provisions of the Omnibus Plan, options to purchase the Common Stock of the Company ("Options") may be granted to eligible employees at any time and from time to time as shall be determined by the Omnibus Committee. Such options may be "incentive stock options," as defined in Section 422 of the Code, or "non-qualified options" under the Code. The Omnibus Committee will have discretion in determining the number of shares of Common Stock to be covered by each Option granted to the recipient (the "Optionee"). Each grant of Options will be evidenced by an Option Agreement that will specify the exercise price, the duration of the Option, the number of shares to which the Option pertains, the percentage of the Option that becomes exercisable on specified dates in the future, and such other provisions as the Omnibus Committee may determine.

  The initial exercise price for each Option granted under the Omnibus Plan will be determined by the Committee in its discretion; provided, however, that the exercise price of any Option intended to qualify as an incentive stock option will not be less than (i) the Fair Market Value of the Common Stock (as determined pursuant to the Plan) on the date of grant of the Option, in the case of any Optionee who does not own stock possessing more than 10% of the total combined voting power of all classes of the capital stock of the Company (within the meaning of Section 422(b)(6) of the Code), or (ii) 110% of such Fair Market Value in the case of any Optionee who owns stock in excess of such amount.

  All Options granted under the Omnibus Plan expire no later than ten years from date of grant. Subject to the limitations set forth in the Omnibus Plan, any Option may be exercised by payment to the Company of cash or, at the discretion of the Omnibus Committee, by surrender of shares of the Company's Common Stock owned by the employee (including, if the Committee so permits, a portion of the shares as to which the Option is then being exercised), or a combination of cash and such shares. Options will be evidenced by an Option Agreement in a form approved by the Omnibus Committee, which may contain additional limitations, terms and conditions, in addition to the restrictions set forth in the Omnibus Plan, which the Omnibus Committee otherwise deems desirable.

  The Omnibus Plan places limitations on the exercise of Options that constitute incentive stock options under certain circumstances upon or after termination of employment, and also provides the Omnibus Committee with the discretion to place similar limitations on the exercise of any non-qualified options. Options are nontransferable except by will or in accordance with applicable laws of descent and distribution. The granting of an Option does not accord the recipient the rights of a shareholder, and such rights accrue only after the exercise of an Option and the payment in full of the exercise price by the Optionee for the shares being purchased.

  Restricted Stock. The Omnibus Plan provides for the award of shares of Common Stock which are subject to certain restrictions ("Restricted Stock") provided in the Omnibus Plan or otherwise determined by the Omnibus Committee. Restricted Stock awards pursuant to the Omnibus Plan will be evidenced by a Restricted Stock Grant Agreement between the Company and the recipient (the "Holder"), specifying the purchase price, if any, paid by the Holder for the Restricted Stock, with such price to be determined by the Omnibus Committee. The Restricted Stock Grant Agreement will also set forth any forfeiture provisions regarding the Restricted Stock (including any provisions for accelerated vesting in the event of a "Change of Control" with respect to the Company), as determined by the Omnibus Committee in its discretion. The Holder may sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the restriction period designated by the Omnibus Committee only in accordance with the specific limitations imposed by applicable state or federal securities laws or as may be determined by the Omnibus Committee. Certificates representing Restricted Stock issued pursuant to the Omnibus Plan will bear all legends required by law and necessary to effectuate the provisions of the Omnibus Plan and the applicable Restricted Stock Grant Agreement. To facilitate the enforcement of the restrictions on the Restricted Stock, the Omnibus Committee may in its discretion require the Holder to deliver such certificates to the Company to be held in escrow until the applicable restriction period has expired.

  Long-Term Incentive Compensation Units. The Omnibus Plan authorizes the Omnibus Committee to grant awards of "Units" to eligible employees. Units will be granted only upon authorization by the Omnibus Committee and the execution and delivery of a Unit Award Agreement, in form and substance satisfactory to the Omnibus Committee, by the employee to whom Units are to be granted (a "Unit Recipient"). Stock or cash underlying Units are distributed only after the end of a performance period of two of more years (the "Performance Period") beginning with the year in which the Units are granted. The Performance Period respecting each grant of Units will be set by the Omnibus Committee. There may be more than one Unit granted to a Unit Recipient at any given time and the Performance Periods may differ. At the time a Unit is granted the Omnibus Committee will establish levels of financial performance and other performance objectives to be achieved in each year of the Performance Period. The Omnibus Committee may adopt one or more performance categories or eliminate all performance categories other than financial performance. Distributions of stock or cash underlying Units will be based on the Company's financial performance with results from other performance categories applied as a factor, not exceeding one, against financial results. The annual financial and other performance results will be averaged over the Performance Period and translated into percentage factors according to graduated criteria established by the Omnibus Committee for the entire Performance Period. The resulting percentage factors will determine the percentage of Units to be distributed. No distributions will be made if a minimum average percentage of the applicable measurement of performance established by the Omnibus Committee is not achieved for the Performance Period.

  The Omnibus Plan provides for (in the discretion of the Omnibus Committee) the proration of Units in the event of a Unit Recipient's death, disability, retirement or termination of employment as a result of a "Change of Control" with respect to the Company. In the event of termination of the Unit Recipient's status as an eligible employee prior to the end of the applicable Performance Period for any reason other than death, disability, retirement or termination as a result of a Change of Control, undistributed Units awarded for such Performance Period will be immediately forfeited.

  A Unit Recipient will have no rights as a shareholder of the Company with respect to any Units until the distribution of shares of Stock in connection therewith, other than receipt of dividends credited to the Unit Recipient's account for Units awarded and not distributed, calculated according to the terms of the Omnibus Plan.

  Stock Appreciation Rights. The Omnibus Committee in its discretion may grant Stock Appreciation Rights ("SARs") under the Omnibus Plan. SARs will be granted only pursuant to a SAR Agreement, which shall provide for an expiration date not later than ten years after the date such SAR is granted. A SAR will entitle the holder (the "SAR Recipient") to receive from the Company an amount equal to the excess, if any, of the aggregate fair market value of the Company's Common Stock which is the subject of the SAR over its "Base Value," defined as the fair market value of such stock on the date of issuance of the SAR and subject to adjustment from time to time by the Omnibus Committee in accordance with the terms of the Omnibus Plan.

  The Company will pay the amount to which the SAR Recipient exercising the SAR is entitled in cash. A SAR Recipient may designate a beneficiary to receive cash otherwise payable to the SAR Recipient in the event of the SAR Recipient's death.

  New Plan Benefits. No benefits have been granted or will be granted under the Omnibus Plan prior to the approval of the Omnibus Plan by the shareholders of the Company.

  Federal Income Tax Treatment. A recipient of an Option granted under the Omnibus Plan will not realize any taxable income upon the grant of such Option, and the Company will not be entitled to any income tax deduction in connection therewith. Upon the exercise of a Nonqualified Stock Option granted under the Omnibus Plan, the employee will realize taxable ordinary income equal to the excess of the fair market value of the shares of the Company's Common Stock on the date such Option is exercised over the option price, and the Company will be entitled to a corresponding deduction (as such deduction may be limited by certain provisions of the Code, including Section 162(m), 263 or 263(A)).

  An employee who receives Restricted Stock will not realize any taxable income at the time of the grant of Restricted Stock so long as the shares are subject to a substantial risk of forfeiture. When any such restrictions lapse, the recipient will recognize ordinary income equal to the fair market value of the shares of Common Stock at the time of the lapse of the restrictions. The Company will be entitled to a tax deduction at the same time in the amount taxable to the employee (as such deduction may be limited by certain provisions of the Code, including Section 162(m), 263 or 263(A)). With regard to dividends paid by the Company in cash and in stock during the time the restrictions are in effect, the Company will be entitled to a deduction for compensation for the value of such dividends at the time they are paid to the recipient (as such deduction may be limited by certain provisions of the Code, including Section 162(m), 263 or 263(A)), and the recipient will have taxable compensation income at that time in a corresponding amount.

  Any cash and the fair market value of any Common Stock of the Company received as payment in respect of Units will constitute ordinary income to the Unit Recipient upon receipt (in the case of a Unit Recipient who is an insider subject to Section 16(b) of the 1934 Act, the fair market value of the shares six months after receipt will be used to measure income, unless a Section 83(b) election is filed). The Company will be entitled to an income tax deduction corresponding to the ordinary income recognized by the Unit Recipient (as such deduction may be limited by certain provisions of the Code, including Section 162(m), 263 or 263(A)).

  An employee who is granted SARs under the Omnibus Plan will not realize any taxable income upon the grant of such SAR, and the Company will not be entitled to any deduction for income tax purposes at such time. However, when the employee exercises a SAR, the amount of cash paid by the Company is taxable to him or her as ordinary income. The Company will be entitled to a corresponding deduction for the taxable year in which the SAR is exercised (as such deduction may be limited by certain provisions of the Code, including
Section 162(m), 263 or 263(A)).

  Amendment and Termination. The Board may, at any time and from time to time, terminate, amend, or modify some or all of the provisions of the Omnibus Plan. However, without the approval of the shareholders of the Company (as may be required by the Code, by Section 16 of the Exchange Act, by any national securities exchange or system on which the shares are then listed or reported, or by a regulatory body having jurisdiction with respect hereto) no such termination, amendment, or modification may: (1) materially increase the total number of shares which may be granted to insiders under the Omnibus Plan; (2) materially modify the requirements as to eligibility for insiders to participate in the Omnibus Plan; (3) materially increase the cost of the Omnibus Plan related to insiders or materially increase the benefits to insiders; (4) extend the period during which awards may be granted to or exercised by insiders; (5) change the provisions of the Omnibus Plan regarding option price on grants to insiders; or (6) modify the Omnibus Plan or the terms of awards in such a way that the members of the Omnibus Committee lose their status as "disinterested persons" under Rule 16b-3 of the Exchange Act.

  No termination, amendment, or modification of the Omnibus Plan may in any manner adversely affect any award previously granted under the Omnibus Plan, without the written consent of the recipient.

  Vote Required. Approval of the Omnibus Plan requires the affirmative vote of a majority of votes cast by the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote. Unless otherwise specified, the proxy holders designated in the proxy will vote the shares covered thereby at the Annual Meeting "FOR" the approval of the Omnibus Plan.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE ABC BANCORP OMNIBUS STOCK OWNERSHIP AND LONG TERM
                              INCENTIVE PLAN.

              PROPOSAL V: RATIFICATION OF INDEPENDENT ACCOUNTANTS

  The Company has appointed Mauldin & Jenkins, Certified Public Accountants and Consultants, LLC ("Mauldin & Jenkins"), as its independent accountants for the fiscal year ended December 31, 1996. Mauldin & Jenkins has served as the Company's independent accountants since 1985. Service provided to the Company and its subsidiaries by Mauldin & Jenkins in the fiscal year ended December 31, 1995 included the examination of the Company's consolidated financial statements, limited review of quarterly reports, services related to filings with the Securities and Exchange Commission (the "SEC") and consultation with respect to various tax matters.

  Representatives of Mauldin & Jenkins will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by shareholders.

  Ratification of the appointment of Mauldin & Jenkins as the Company's independent accountants for the fiscal year ended December 31, 1996 requires the affirmative vote of a majority of votes cast by the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote. Unless otherwise specified, the proxy holders designated in the proxy will vote the shares covered thereby at the Annual Meeting "FOR" ratification of the appointment of Mauldin & Jenkins. In the event that the shareholders do not ratify the appointment of Mauldin & Jenkins, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
     "FOR" RATIFICATION OF THE APPOINTMENT OF MAULDIN & JENKINS AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDED DECEMBER
                                 31, 1996.

                             CERTAIN TRANSACTIONS

  The Company and the Banks have had, and expect to have in the future, banking transactions in the ordinary course of business with directors and officers of the Company and the Banks and their associates, including corporations, partnerships and other organizations in which such directors and officers have an interest. At December 31, 1996, certain officers and directors, and companies in which they have a 10% or more beneficial interest, were indebted to the Banks in the aggregate amount of approximately $6,471,269. The Company's Board of Directors believes that the terms of such loans (including interest rates, collateral and repayment terms) are fair and equitable and are substantially the same as terms prevailing at the time such loans were made for comparable transactions with unrelated parties. Such transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

  Since November 1, 1991, the Company has leased a building from Mr. Hunnicutt and an unrelated third party that is used as the Company's operations center in Moultrie, Georgia. On November 1, 1996, the Company renewed the lease increasing the monthly rent payments from $2,500 to $3,334 per month. Rent payments under the lease, which expires on November 1, 2001, totalled $31,668 for 1996 and will total $40,000 per year thereafter, payable in monthly installments of $3,334 each.

  Since February 1996, the Company has leased a building from Mr. Hunnicutt and an unrelated third party that is used for storage and office space for the Company's Facilities Manager in Moultrie, Georgia. The lease for this space is on a month-to-month basis, with annual rent payments of $7,200, payable in monthly installments of $600 each.

                             SECTION 16 REPORTING

  Section 16(a) of the 1934 Act requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. They are also required to furnish the Company with copies of all Section 16(a) forms they file with the SEC.

  To the Company's knowledge, based solely on its review of the copies of such reports furnished to it and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all the Company's officers, directors and greater than ten percent shareholders complied with all applicable Section 16(a) filing requirements.

                                 OTHER MATTERS

  The Board of Directors does not contemplate bringing before the Annual Meeting any matter other than those specified in the Notice of Annual Meeting of Shareholders, nor does it have information that other matters will be presented at the Annual Meeting. If other matters come before the Annual Meeting, signed proxies will be voted upon such questions in accordance with the best judgment of the persons acting under the proxies.

                             SHAREHOLDER PROPOSALS

  Any shareholder proposal intended to be presented at the 1998 Annual Meeting of Shareholders and to be included in the Company's proxy statement and form of proxy for that meeting must be received by the Company, directed to the attention of the Secretary, not later than December 5, 1997. Any such proposal must comply in all respects with the rules and regulations of the SEC.

                                   FORM 10-K

  Upon receipt of a written request, the Company will, without charge, furnish any owner of Common Stock a copy of its Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 1996, including financial statements and the schedules thereto. Copies of exhibits to the Form 10-K are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to the Secretary of the Company at the address indicated on the front of this Proxy Statement.

Moultrie, Georgia                         By Order of the Board of Directors

                                          [ Sig Cut ]
March 31, 1997

                                          Willard Lasseter, Chairman

                                   APPENDIX A

                    TEXT OF PROPOSED AMENDMENT TO THE BYLAWS
                                       OF
                                  ABC BANCORP

                                  APPENDIX A

             TEXT OF PROPOSED ARTICLE III, SECTION 2 OF THE BYLAWS
                                      OF
                                  ABC BANCORP

  Section 2. Number, Election, Term and Retirement. The number of directors which shall constitute the whole Board of Directors shall be not less than seven nor more than 15. The Board of Directors of the corporation shall be divided into three classes which shall be as nearly equal in number as is possible. At the first election of directors to such classified Board of Directors, each Class I director shall be elected to serve until the next ensuing annual meeting of shareholders, each Class II director shall be elected to serve until the second ensuing annual meeting of shareholders and each Class III director shall be elected to serve until the third ensuing annual meeting of shareholders. At each annual meeting of shareholders following the meeting at which the Board of Directors is initially classified, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to serve until the third ensuing annual meeting of shareholders. In the event of any change in the authorized number of directors, the number of directors in each class shall be adjusted so that thereafter each of the three classes shall be composed, as nearly as may be possible, of one-third of the authorized number of directors; provided that any change in the authorized number of directors shall not increase or shorten the term of any director, and any decrease shall become effective only as and when the term or terms of office of the class or classes of directors affected thereby shall expire, or a vacancy or vacancies in such class or classes shall occur. The number of directors may be increased or decreased from time to time by the Board of Directors by amendment of this by-law, but no decrease shall have the effect of shortening the term of an incumbent director. The directors shall be elected by plurality vote at the annual meeting of shareholders, except as hereinafter provided, and each director elected shall hold office until his successor is elected and qualified or until his earlier resignation, removal from office or death. Directors shall be natural persons who have attained the age of 18 years, but need not be residents of the State of Georgia or shareholders of the corporation. Employees of subsidiary corporations shall not be eligible to serve as directors. With the exception of Eugene M. Vereen, Jr., each director shall retire at the annual meeting following the date such director attains the age of 70.

                                   APPENDIX B

           1997 INCENTIVE STOCK OPTION PLAN FOR KENNETH J. HUNNICUTT

                                  ABC BANCORP

                       1997 INCENTIVE STOCK OPTION PLAN
                           FOR KENNETH J. HUNNICUTT

1. DEFINITIONS

  Unless the context expressly requires otherwise, the terms set forth below, when used in this Plan and when capitalized, shall have the following respective meanings:

  (a) Board--The Board of Directors of the Company.

  (b) Code--The Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder, and any corresponding provisions of subsequent law.

  (c) Committee--A committee appointed by the Board to administer this Plan, which, until appointed, shall consist of the full Board, the number and composition of which may be changed from time to time by the Board at its discretion.

  (d) Common Stock--The voting Common Stock of the Company (which may be acquired upon exercise of the Option granted pursuant to this Plan).

  (e) Company--ABC Bancorp, a corporation organized under the laws of the State of Georgia.

  (f) Disability--The permanent and total disability of Optionee as defined in
Section 22(e)(3) of the Code, which shall be determined by the Committee on the basis of such medical or other evidence as it may reasonably require or deem appropriate.

  (g) Effective Date--The date of adoption of the Plan by the Board.

  (h) Option--The option granted pursuant to this Plan to Optionee.

  (i) Optionee--Kenneth J. Hunnicutt, President of the Company.

  (j) Plan--This ABC Bancorp 1997 Incentive Stock Option for Kenneth J.
Hunnicutt.

2. PURPOSE

  The Company is largely dependent upon the initiative, efforts and judgment of its President, Kenneth J. Hunnicutt, for the successful operation of the business of the Company and of its subsidiaries. The purpose of the Plan is to advance the interests of the Company and its subsidiaries by encouraging Mr. Hunnicutt to acquire a proprietary interest in the Company and in its future growth and to continue his association with the Company and its subsidiaries.

3. ADMINISTRATION

  The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have plenary authority, in its discretion, to interpret and administer the Plan. Except as to matters which are herein expressly reserved for determination by the Board, the Committee's decisions and determinations in the administration of the Plan shall be final, conclusive and binding upon all persons, including, but not limited to, the Company, its subsidiaries, the shareholders and directors of the Company and its subsidiaries and any person having any interest in the Option.

4. SHARES SUBJECT TO OPTION

  (a) Grant of Option. The Company will grant to Optionee, in accordance with the directions of the Committee and the terms of this Plan, the Option to purchase Forty-Five Thousand (45,000) shares of the Common Stock. Such shares may be made available from either authorized but theretofore unissued shares of Common Stock, Common Stock held in treasury or shares of Common Stock reacquired by the Company, including, but not limited to, shares purchased in the open market, as determined in any given instance by the Committee.

  (b) Vested Interest. Optionee shall be fully vested immediately in the entire Option granted pursuant hereto.

  (c) Adjustment. In the event there is any change in the Common Stock as a result of a reorganization, merger, consolidation, recapitalization, stock split, issuance of stock dividend, or otherwise, the number and kind of shares authorized by the Plan, and the number, option price and kind of shares covered by the Option, shall be automatically adjusted as required in order to prevent an adverse effect upon Optionee, and the Committee shall notify Optionee hereunder of such adjustment and shall deliver to him such documentation as may be necessary or desirable to evidence same.

5. TERMS AND CONDITIONS OF OPTION

  The Option is intended to be an incentive stock option qualifying under
Section 422 of the Code for favorable tax treatment. It shall be evidenced by a written Incentive Stock Option Agreement, signed by a member of the Committee or by a duly authorized officer of the Company, and containing provisions consistent with the requirements of this Plan. The following terms and conditions shall apply to the Option:

  (a) Option Price. The Option shall contain the option price at which each share covered by the Option may be purchased, which price shall be no less than the fair market value of such shares at the time the Option is granted, as determined by a method consistent with the applicable provisions of the Code and any Treasury Regulations promulgated thereunder.

  (b) Payment. The option price of shares purchased upon any exercise of the Option shall be paid fully at the time of exercise in cash (including personal or certified checks representing good funds).

  (c) Termination of Option. To the extent that the Option has not previously been exercised, the Option shall terminate at and shall no longer be exercisable after 11:59 p.m., Atlanta, Georgia time, on the date that is ten
(10) years from the date the Option is granted.

  (d) Option Non-Assignable. During Optionee's lifetime, the Option shall be exercisable only by Optionee or, if Optionee is disabled, by his duly appointed guardian or legal representative, and the Option shall not be assignable by Optionee other than by will or by the applicable laws of descent and distribution.

  (e) No Rights as Shareholder. Optionee shall have no rights as a shareholder of the Company with respect to the shares subject to the Option, including, but not limited to, voting, dividend and liquidation rights, until the date of issuance to him of a certificate for such shares.

  (f) Certain Requirements for Qualification as Incentive Stock
Options. Although not affecting the validity of or the right to exercise the Option, it is understood that qualification of the Option as an incentive stock option pursuant to Section 422 of the Code is conditioned on the following requirements being met:

    (1) Shares received by Optionee pursuant to any exercise of the Option must be held by him for a period of at least two (2) years from the date of grant of the Option and for a period of at least one (1) year after the transfer of such shares to him, and may not be disposed of by him prior to the expiration of such periods, except in a transfer described in Section 424(c) of the Code.

    (2) At all times during the period beginning on the date of grant of the Option and ending on the day which is three (3) months (one (1) year in the event the cessation of optionee's employment is caused by disability, as defined for this purpose in Section 22(e)(3) of the Code) before the date of exercise of the Option, Optionee must have been an employee of either the Company, a parent or subsidiary corporation of the Company, or a corporation (or a parent or subsidiary thereof) that assumes the Option pursuant to Section 424(a) of the Code; provided, however, that the foregoing provision in this subparagraph (2) shall be inapplicable in the event that the cessation of Optionee's employment with the Company or any such other corporation results from his death.

6. TIME AND MANNER OF EXERCISE

  (a) Time of Exercise. The aggregate fair market value (determined as of the time the Option is granted) of the shares with respect to which the Option is exercisable for the first time by Optionee during any calendar year (under all incentive stock option plans of the Company or of any parent or subsidiary of the Company) shall not exceed the "$100,000 Per-Year Limitation" of Section 422(d) of the Code; provided, however, that in the event of Optionee's termination of employment (meaning that he is no longer employed by the Company or any parent or subsidiary of the Company) for any reason other than death, the Option shall become immediately exercisable in full except to the extent that the deferral of exercisability of the Option would avoid, or minimize the effect of, noncompliance with said limitation contained in
Section 422(d) of the Code, while allowing Optionee to exercise the Option within the 3-month period of Section 422(a)(2) of the Code or the 1-year period of Section 422(c)(6) of the Code, as may be applicable.

  (b) Manner of Exercise. In order to exercise the Option, Optionee (or his heirs or representatives, as the case may be) shall give written notice to the Secretary or any Assistant Secretary of the Company at the Company's principal office. Such notice shall specify the number of shares to be purchased, which shall be in a multiple of 100 shares.

7. SECURITIES REGULATIONS

  The Company shall not be obligated to issue or sell any shares optioned pursuant to this Plan to Optionee in the absence of an effective registration statement under the Securities Act of 1933, as amended (the "Act"), and registration under any applicable state securities laws, unless the Company receives an opinion of counsel satisfactory to it that registration is not required under the Act and under applicable state securities laws pursuant to exemptions from registration contained therein.

8. EFFECTIVE DATE AND DURATION OF PLAN

  The Plan shall become effective upon the Effective Date; provided, however, that grant of the Options prior to approval of the Plan by the shareholders of the Company is subject to such shareholder approval within twelve (12) months of adoption of the Plan by the Board of Directors. Unless previously terminated by the Board, the Plan shall terminate on the tenth anniversary of its adoption by the Board.

9. AMENDMENT

  The Plan may, from time to time, be terminated, modified, or amended by the Board of Directors of the Company in such respects as it shall deem advisable in order that the Option shall be an "incentive stock option", as such term is defined in Section 422 of the Code; provided, however, that no such modification or amendment shall change: (a) the number of shares of Common Stock subject to the Option, with the exception of changes in such number of shares by reason of the operation of the provisions of paragraph (c) of
Section 4 hereof; (b) the option price, with the exception of changes in such price by reason of the operation of the provisions of paragraph (c) of Section 4 hereof; (c) the maximum period during which the Option may be exercised; or
(d) the provisions relating to adjustments to be made upon those changes described in paragraph (c) of Section 4 hereof.

  AS APPROVED BY THE BOARD OF DIRECTORS OF ABC BANCORP ON JANUARY 21, 1997.

                                          ABC BANCORP

                                          BY:  /s/ Willard Lasseter
                                              ---------------------------------
                                              Title: Chairman

ATTEST:

/s/ Sara Hall
-------------------------------
Secretary

       (CORPORATE SEAL)

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                                   APPENDIX C

              OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN
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                                  ABC BANCORP

                          OMNIBUS STOCK OWNERSHIP AND
                           LONG TERM INCENTIVE PLAN

  THIS IS THE OMNIBUS STOCK OWNERSHIP AND LONG TERM INCENTIVE PLAN ("Plan") of ABC Bancorp (the "Corporation" or "Company"), a Georgia corporation with its principal office in Moultrie, Colquitt County, Georgia, under which Incentive Stock Options and Non-Qualified Options to acquire shares of the Stock, Restricted Stock, Stock Appreciation Rights, and/or Units may be granted from time to time to Eligible Employees of the Corporation and of any of its Subsidiaries (the "Subsidiaries"), subject to the following provisions:

                                   ARTICLE I
                                  DEFINITIONS

  The following terms shall have the meanings set forth below. Additional terms defined in this Plan shall have the meanings ascribed to them when first used herein.

  BOARD. The Board of Directors of ABC Bancorp.

  CHANGE IN CONTROL TRANSACTION. The dissolution or liquidation of the Corporation; a reorganization, merger or consolidation of the Corporation as a result of which the outstanding securities of the class then subject to Rights hereunder are changed into or exchanged for cash or property or securities not of the Corporation's issue; or a sale of all or substantially all of the assets of the Corporation to, or the acquisition of stock representing more than twenty-five percent (25%) of the voting power of the capital stock of the Corporation then outstanding by, another corporation, bank, other entity or person.

  CODE. The Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

  COMMITTEE. The Compensation Committee of the Board.

  COMMON STOCK. The Common Stock, $1.00 par value per share, of the Corporation.

  DEATH. The date of death of an Eligible Employee who has received Rights as established by the relevant death certificate.

  DISABILITY. The date on which an Eligible Employee who has received Rights becomes permanently and totally disabled within the meaning of Section 22 (e)
(3) of the Code, which shall be determined by the Committee on the basis of such medical or other evidence as it may reasonably require or deem appropriate.

  EFFECTIVE DATE. The date as of which this Plan is effective, which shall be the date it is adopted by the Board.

  ELIGIBLE EMPLOYEES. Those individuals who meet the following eligibility requirements:

  (i) Such individual must be a full time employee of the Corporation or a Subsidiary. For this purpose, an individual shall be considered to be an "employee" only if there exists between the Corporation or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

  (ii) Such individual falls within the job grade classifications set forth in
       Schedule 1. Such job grade classification may be amended, expanded, restricted or otherwise modified by the Committee, subject to ratification of such action by the Board.

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  (iii) If the Registration shall not have occurred, such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the receipt and/or exercise of a Right.

  (iv) Such individual, being otherwise an Eligible Employee under the foregoing items, shall have been selected by the Committee as a person to whom a Right or Rights shall be granted under the Plan.

  FAIR MARKET VALUE. With respect to the Corporation's Common Stock, the market price per share of such Common Stock determined by the Committee, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows, as of the date specified in the context within which such term is used:

  (i) if the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date;

  (ii) if the Common Stock was traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last transaction price quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), National Market System ("NMS");

  (iii) if the Common Stock was traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the average of the last reported representative bid and asked prices quoted by the NASDAQ for such date; and

  (iv) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Committee in good faith on such basis as it deems appropriate, subject to the approval of the Board. In such case, the Committee shall maintain a written record of its method of determining Fair Market Value.

  ISO. An "incentive stock option" as defined in Section 422 of the Code.

  JUST CAUSE TERMINATION. A termination by the Corporation or a Subsidiary of an Eligible Employee's employment by the Corporation or the Subsidiary in connection with the good faith determination of the Board or the Board of Directors of the Subsidiary, as applicable, that the Eligible Employee is incompetent or otherwise has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Corporation or the Subsidiary.

  NON-QUALIFIED OPTION. Any Option granted under III whether designated by the Committee as a Non-Qualified Option or otherwise, other than an Option designated by the Committee as an ISO, or any Option so designated but which, for any reason, fails to qualify as an ISO pursuant to Section 422 of the Code and the rules and regulations thereunder.

  OPTION AGREEMENT. The agreement between the Corporation and an Optionee with respect to Options granted to such Optionee, including such terms and provisions as are necessary or appropriate under III.

  OPTIONS. ISOs and Non-Qualified Options are collectively referred to herein as "Options;" provided, however, whenever reference is specifically made only to ISOs or Non-Qualified Options, such reference shall be deemed to be made to the exclusion of the other.

  PLAN POOL. A total of Four Hundred Twenty-Five Thousand (425,000) shares of authorized, but unissued, Common Stock, as adjusted pursuant to Section 2.3(b), which shall be available as Stock under this Plan.

  REGISTRATION. The registration by the Corporation under the 1933 Act and applicable state "Blue Sky" and securities laws of this Plan, the offering of Rights under this Plan, the offering of Stock under this Plan, and/or the Stock acquirable under this Plan.

  RESTRICTED STOCK. The Stock which a Holder shall be awarded with restrictions when, as, in the amounts and with the restrictions described in IV.

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  RESTRICTED STOCK GRANT AGREEMENT. The agreement between the Corporation and a Holder with respect to Rights to Restricted Stock, including such terms and provisions as are necessary or appropriate under IV.

  RETIREMENT. "Retirement" shall mean

  (i) the termination of an Eligible Employee's employment under conditions which would constitute "normal retirement" or "early retirement" under any tax qualified retirement plan maintained by the Corporation or a Subsidiary, or

  (ii) termination of employment after attaining age 65 (except in the case of a Just Cause Termination).

  RIGHTS. The rights to exercise, purchase or receive the Options, Restricted Stock, Units and SARs described herein.

  RIGHTS AGREEMENT. An Option Agreement, a Restricted Stock Grant Agreement, a Unit Agreement or an SAR Agreement.

  SAR. The Right of an SAR Recipient to receive cash when, as and in the amounts described in VI.

  SAR AGREEMENT. The agreement between the Corporation and an SAR Recipient with respect to the SAR awarded to the SAR Recipient, including such terms and conditions as are necessary or appropriate under VI.

  SEC. The Securities and Exchange Commission.

  STOCK. The shares of Common Stock in the Plan Pool available for issuance pursuant to the valid exercise of a Right or on which the cash value of a Right is to be based.

  TAX WITHHOLDING LIABILITY. All federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Corporation.

  TRANSFER. The sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, loan, gift, attachment, levy upon, assignment for the benefit of creditors, by operation of law (by will or descent and distribution), transfer by a qualified domestic relations order, a property settlement or maintenance agreement, transfer by result of the bankruptcy laws or otherwise of a share of Stock or of a Right.

  UNITS. The Right of a Unit Recipient to receive a combination of cash and Stock when, as and in the amounts described in V.

  UNIT AGREEMENT. The agreement between the Corporation and Unit Recipient with respect to the award of Units to the Unit Recipient, including such terms and conditions as are necessary or appropriate under V.

  1933 ACT. The Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

  1934 ACT. The Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

                                  ARTICLE II
                                    GENERAL

  SECTION 2.1. PURPOSE.

  The purposes of this Plan are to encourage and motivate employees within specified job grade classifications to contribute to the successful performance of the Corporation and its Subsidiaries and the growth of the market value of the Corporation's Common Stock; to achieve a unity of purpose between such employees and shareholders by providing ownership opportunities, and, when viewed in conjunction with potential benefit plans for members of the Board and the Boards of Directors of some or all of the Subsidiaries, to achieve a unity of

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purpose between such employees and directors in the achievement of the
Corporation's primary long term performance objectives; and to retain such employees by rewarding them with potentially tax-advantageous future compensation. These objectives will be promoted through the granting of Rights to designated Eligible Employees pursuant to the terms of this Plan.

SECTION 2.2. ADMINISTRATION.

  (a) The Plan shall be administered by the Committee. Subject to the provisions of SEC Rule 16b-3(d), the Committee may designate any officers or employees of the Corporation or any Subsidiary to assist in the administration of the Plan, to execute documents on behalf of the Committee and to perform such other ministerial duties as may be delegated to them by the Committee.

  (b) Subject to the provisions of the Plan, the determinations and the interpretation and construction of any provision of the Plan by the Committee shall be recommended to the Board for approval, and when so approved by the Board shall be final and conclusive upon persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion, subject to the approval by the Board,

    (i) to construe and interpret the Plan and all Rights granted hereunder and to determine the terms and provisions (and amendments thereof) of the Rights granted under the Plan (which need not be identical);

    (ii) to define the terms used in the Plan and in the Rights granted hereunder;

    (iii) to prescribe, amend and rescind the rules and regulations relating to the Plan;

    (iv) to determine the Eligible Employees to whom and the time or times at which such Rights shall be granted, the number of shares of Stock, as and when applicable, to be subject to each Right, the exercise price or, other relevant purchase price or value pertaining to a Right, and the determination of leaves of absence which may be granted to Eligible Employees without constituting a termination of their employment for the purposes of the Plan; and

    (v) to make all other determinations and interpretations necessary or advisable for the administration of the Plan.

  (c) Notwithstanding the foregoing, or any other provision of this Plan, the Committee will have no authority to determine any matters, or exercise any discretion, to the extent that the power to make such determinations or to exercise such discretion would cause the loss of exemption under SEC Rule 16b-3 of any grant or award hereunder.

  (d) It shall be in the discretion of the Committee, subject to approval by the Board, to grant Options to purchase shares of Stock which qualify as ISOs under the Code or which will be given tax treatment as Non-Qualified Options. Any Options granted which fail to satisfy the requirements for ISOs shall become Non-Qualified Options.

  (e) The intent of the Corporation is to effect the Registration. In such event, the Corporation shall make available to Eligible Employees receiving Rights and/or shares of Stock in connection therewith all disclosure documents required under such federal and state laws. If such Registration shall not occur, the Committee shall be responsible for supplying the recipient of a Right and/or shares of Stock in connection therewith with such information about the Corporation as is contemplated by the federal and state securities laws in connection with exemptions from the registration requirements of such laws, as well as providing the recipient of a Right with the opportunity to ask questions and receive answers concerning the Corporation and the terms and conditions of the Rights granted under this Plan.

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      In addition, if such Registration shall not occur, the Committee shall be responsible, subject to approval by the Board, for determining the maximum number of Eligible Employees and the suitability of particular persons to be Eligible Employees in order to comply with applicable federal and state securities statutes and regulations governing such exemptions.

  (f) In determining the Eligible Employees to whom Rights may be granted and the number of shares of Stock to be covered by each Right, the Committee and the Board shall take into account the nature of the services rendered by such Eligible Employees, their present and potential contributions to the success of the Corporation and/or a Subsidiary and such other factors as the Committee and the Board shall deem relevant. An Eligible Employee who has been granted a Right under this Plan may be granted an additional Right or Rights under this Plan if the Committee and the Board shall so determine. If, pursuant to the terms of this Plan, or otherwise in connection with this Plan, it is necessary that the percentage of stock ownership of an Eligible Employee be determined, the ownership attribution provisions set forth in Section 424(d) of the Code shall be controlling.

  (g) The granting of Rights pursuant to this Plan is in the exclusive discretion of the Board , and until the Board acts, no individual shall have any rights under this Plan. The terms of this Plan shall be interpreted in accordance with this intent.

SECTION 2.3. STOCK AVAILABLE FOR RIGHTS.

  (a) Shares of the Stock shall be subject to, or underlying, grants of Options, Restricted Stock, SARs and Units under this Plan. The total number of shares of Stock for which, or with respect to which, Rights may be granted (including the number of shares of Stock in respect of which SARs and Units may be granted) under this Plan shall be those designated in the Plan Pool. In the event that a Right granted under this Plan to any Eligible Employee expires or is terminated unexercised as to any shares of Stock covered thereby, such shares thereafter shall be deemed available in the Plan Pool for the granting of Rights under this Plan; provided, however, if the expiration or termination date of a Right is beyond the term of existence of this Plan as described in
      Section 7.3, then any shares of Stock covered by unexercised or terminated Rights shall not reactivate the existence of this Plan and therefore shall not be available for additional grants of Rights under this Plan.

  (b) In the event the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of securities as a result of a stock split, reverse stock split, stock dividend, recapitalization, merger, share exchange acquisition, combination or reclassification appropriate proportionate adjustments will be made in: (i) the aggregate number and/or kind of shares of Stock in the Plan Pool that may be issued pursuant to the exercise of, or that are underlying, Rights granted hereunder; (ii) the exercise or other purchase price or value pertaining to, and the number and/or kind of shares of Stock called for with respect to, or underlying, each outstanding Right granted hereunder; and (iii) other rights and matters determined on a per share basis under this Plan or any Rights Agreement. Any such adjustments will be made only by the Committee, subject to approval by the Board, and when so approved will be effective, conclusive and binding for all purposes with respect to this Plan and all Rights then outstanding. No such adjustments will be required by reason of (i) the issuance or sale by the Corporation for cash of additional shares of its Common Stock or securities convertible into or exchangeable for shares of its Common Stock, or (ii) the issuance of shares of Common Stock in exchange for shares of the capital stock of any corporation, financial institution or other organization acquired by the Corporation or any Subsidiary in connection therewith.

  (c) The grant of a Right pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

  (d) No fractional shares of Stock shall be issued under this Plan for any adjustment under Section 2.3(b).

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SECTION 2.4. SEVERABLE PROVISIONS.

  The Corporation intends that the provisions of each of Articles III, IV, V and VI, in each case together with Articles I, II and VII, shall each be deemed to be effective on an independent basis, and that if one or more of such Articles, or the operative provisions thereof, shall be deemed invalid, void or voidable, the remainder of such Articles shall continue in full force and effect.

                                  ARTICLE III
                                    OPTIONS

SECTION 3.1. GRANT OF OPTIONS.

  (a)  The Company may grant Options to Eligible Employees as provided in this
       Article III. Options will be deemed granted pursuant to this Article III only upon (i) authorization by the Committee, (ii) the approval of such grant by the Board, and (iii) the execution and delivery of an Option Agreement by the Eligible Employee optionee (the "Optionee") and a duly authorized officer of the Company. Options will not be deemed granted hereunder merely upon authorization of such grant by the Committee. The aggregate number of shares of Stock potentially acquirable under all Options granted shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquired under, or underlying, all other Rights outstanding under this Plan.

  (b) Subject to approval by the Board, the Committee shall designate Options at the time a grant is authorized as either ISOs or Non-Qualified Options. In accordance with Section 422(d) of the Code, the aggregate Fair Market Value (determined as of the date an ISO is granted) of the shares of Stock as to which an ISO may first become exercisable by an Optionee in a particular calendar year (pursuant to Article III and all other plans of the Company and/or its Subsidiaries) may not exceed $100,000 (the "$100,000 Limitation"). If an Optionee is granted Options in excess of the $100,000 Limitation, or if such Options otherwise become exercisable with respect to a number of shares of Stock which would exceed the $100,000 Limitation, such excess Options shall be Non-Qualified Options.

SECTION 3.2. EXERCISE PRICE.

  (a) Subject to approval by the Board, the initial exercise price of each Option granted under this Plan (the "Exercise Price") shall be determined by the Committee in its discretion; provided, however, that the Exercise Price of an ISO shall not be less than (i) the Fair Market Value of the Common Stock on the date of grant of the Option, in the case of any Eligible Employee who does not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of the capital stock of the Company (within the meaning of Section 422 (b) (6) of the Code), or (ii) one hundred ten percent (110%) of such Fair Market Value in the case of any Eligible Employee who owns stock in excess of such amount.

  (b) Subject to the approval of the Board and the provisions of Section 3.2(a) (as to the establishment of the Exercise Price of an Option on the date of grant), the Committee may establish that the Exercise Price of an Option shall be adjusted upward or downward, on a quarterly basis, based upon the market value performance of the Common Stock in comparison with the aggregate market value performance of one or more indices composed of publicly-traded financial institutions and financial institution holding companies deemed by the Committee to be similar (in terms of asset size, capitalization, trading volumes and other factors deemed relevant by the Committee) to the Company (an "Index" and the "Indices"); provided, however, that the Exercise Price of an ISO shall not be adjustable if, under the Code, such adjustable Exercise Price would disqualify the ISO as an ISO. The Committee may utilize Indices published by third parties and/or may construct one or more Indices meeting the characteristics described above.

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  The Indices utilized will be recalculated quarterly, including in such quarterly recalculation such adjustments for stock splits, reverse stock splits and stock dividends of the companies in the indices and of the Company as are appropriate. Each such Index shall include no fewer than fifteen (15) publicly-traded financial institutions and financial institution holding companies. If more than one Index is utilized by the Committee, it may give such weighting to each Index utilized as the Committee may determine in its sole discretion, consistent with the provisions of this Article III

SECTION 3.3. TERMS AND CONDITIONS OF OPTIONS.

  (a)  All Options must be granted within ten (10) years of the Effective
       Date.

  (b) The Committee, subject to approval by the Board, may grant ISOs and Non-Qualifed Options, either separately or jointly, to an Eligible Employee.

  (c) Each grant of Options shall be evidenced by an Option Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article III.

  (d) At the discretion of the Committee, an Optionee, as a condition to the granting of an Option, must execute and deliver to the Company a confidential information agreement approved by the Committee.

  (e) Nothing contained in Article III, any Option Agreement or in any other agreement executed in connection with the granting of an Option under this Article III will confer upon any Optionee any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

  (f) Except as otherwise provided herein, each Option Agreement may specify the period or periods of time within which each Option or portion thereof will first become exercisable (the "Vesting Period") with respect to the total number of shares of Stock acquirable thereunder. Such Vesting Periods will be fixed by the Committee in its discretion, and may be accelerated or shortened by the Committee in its discretion; provided, however, that the Vesting Period for any portion of each ISO shall be at least one year (1) from the date such Option was granted.

  (g) Not less than one hundred (100) shares of Stock may be purchased at any one time through the exercise of an Option unless the number purchased is the total number at that time purchasable under all Options granted to the Optionee.

  (h) An Optionee shall have no rights as a shareholder of the Company with respect to any shares of Stock covered by Options granted to the Optionee until payment in full of the Exercise Price by such Optionee for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 3.2(b).

  (i) All shares of Stock obtained pursuant to an Option which qualifies as an ISO shall be held in escrow for a period which ends on the later of
       (i) two (2) years from the date of the granting of the ISO or (ii) one
       (1) year after the issuance of such shares pursuant to the exercise of the ISO. Such shares of Stock shall be held by the Company or its designee. The Optionee who has exercised the ISO shall have all rights of a shareholder, including, but not limited to, the rights to vote, receive dividends and sell such shares. The sole purpose of the escrow is to inform the Company of a disqualifying disposition of the shares of Stock acquired within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

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  (j)  Additionally and notwithstanding any other provisions of this Article
       III, no shares of Stock obtained pursuant to an Option may be Transferred until at least six (6) months and one (1) day shall have elapsed since the date such Option was granted.

SECTION 3.4. EXERCISE OF OPTIONS.

  (a) An Optionee must be an Eligible Employee at all times from the date of grant until the exercise of the Options granted, except as provided in
       Section 3.5(b).

  (b) An Option may be exercised to the extent exercisable (i) by giving written notice of exercise to the Company, specifying the number of full shares of Stock to be purchased and, if applicable, accompanied by full payment of the Exercise Price thereof and the amount of the Tax Withholding Liability pursuant to Section 3.4(c) below; and (ii) by giving assurances satisfactory to the Company that the shares of Stock to be purchased upon such exercise are being purchased for investment and not with a view to resale in connection with any distribution of such shares in violation of the 1933 Act; provided, however, that in the event the prior occurrence of the Registration or in the event resale of such Stock without such Registration would otherwise be permissible, this second condition will be inoperative if, in the opinion of counsel for the Company, such condition is not required under the 1933 Act or any other applicable law, regulation or rule of any governmental agency.

  (c) As a condition to the issuance of the shares of Stock upon full or partial exercise of a Non-Qualified Option, the Optionee will pay to the Company in cash, or in such other form as the Committee may determine in its discretion, the amount of the Company's Tax Withholding Liability required in connection with such exercise.

  (d)  The Exercise Price of an Option shall be payable to the Company either
       (i) in United States dollars, in cash or by check, or money order payable to the order of the Company, or (ii) at the discretion of the Committee and the Board, through the delivery of shares of Stock owned by the Optionee (including, if the Committee so permits, a portion of the shares of Stock as to which the Option is then being exercised) having a Fair Market Value as of the date of delivery equal to the Exercise Price, or (iii) at the discretion of the Committee and the Board, by a combination of (i) and (ii) above. No shares of Stock shall be delivered until full payment has been made.

SECTION 3.5. TERM AND TERMINATION OF OPTION.

  (a) Subject to approval by the Board, the Committee shall determine, and each Option Agreement shall state, the expiration date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option was granted (the "Option Period"). In the event an ISO is granted to a 10% Shareholder, the expiration date or dates of each Option Period shall be not later than five (5) years after the date such Option is granted. Subject to approval by the Board, the Committee may extend the expiration date or dates of an Option Period of any Non-Qualified Option after such date was originally set; provided, however such expiration date may not exceed the maximum expiration date described in this Section 3.5(a).

  (b) To the extent not previously exercised, each Option will terminate upon the expiration of the Option Period specified in the Option Agreement; provided, however, that, subject to the provisions of Section 3.5(a), each ISO will terminate upon the earlier of: (i) ninety (90) days after the date that the Optionee ceases to be an Eligible Employee for any reason, other than by reason of Death, Disability, or a Just Cause Termination; (ii) twelve (12) months after the date that the Optionee ceases to be an Eligible Employee by reason of Disability; or (iii) immediately as of the date that the Optionee ceases to be an Eligible Employee by reason of a Just Cause Termination. The Committee may, subject to approval by the Board, specify other events that will result in the termination of an ISO (including, without limitation, termination of employment by reason of Death). In the case of Non-Qualified Options, the

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      Committee shall have discretion, subject to approval by the Board, to specify what, if any, events will terminate the Option prior to the expiration of the Option Period.

SECTION 3.6. CHANGE IN CONTROL TRANSACTION.

  At any time prior to the date of consummation of a Change in Control Transaction, the Committee may, in its absolute discretion, determine that all or any part of the Options theretofore granted under this Article III shall become immediately exercisable in full and may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an "excess parachute payment" within the meaning of Section 280G of the Code). Any Option that has not been fully exercised before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all Options theretofore granted, or the substitution for such Options of options to acquire the voting stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Options theretofore granted shall continue in the manner and under the terms so provided.

SECTION 3.7. RESTRICTIONS ON TRANSFER.

  An Option granted under Article III may not be Transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee to whom it was granted, may be exercised only by such Optionee.

SECTION 3.8. STOCK CERTIFICATES.

  Certificates representing the Stock issued pursuant to the exercise of Options will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a "stop transfer" order against such shares of Stock until all restrictions and conditions set forth in this
Article III, the applicable Option Agreement, and in the legends referred to in this Section 3.8 have been complied with.

SECTION 3.9. AMENDMENT AND DISCONTINUANCE.

  The Board may amend, suspend or discontinue the provisions of this Article III at any time or from time to time; provided that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose; and, provided, further, that no such action may, without the approval of the shareholders of the Company, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees or materially modify eligibility requirements for participation under this Article III. Moreover, no such action may alter or impair any Option previously granted under this Article III without the consent of the applicable Optionee.

SECTION 3.10. COMPLIANCE WITH RULE 16B-3.

  With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article III are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article III or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.

                                  ARTICLE IV
                            RESTRICTED STOCK GRANTS

SECTION 4.1 GRANTS OF RESTRICTED STOCK.

  (a) The Company may issue Restricted Stock to Eligible Employees as provided in this Article IV. Restricted Stock will be deemed issued only upon (i) authorization by the Committee, (ii) approval by the Board, and (iii) the execution and delivery of a Restricted Stock Grant Agreement by the Eligible Employee to whom such Restricted Stock is to be issued (the "Holder") and a duly authorized officer of the Company. Restricted Stock will not be deemed to have been issued merely upon authorization by the Committee.

  (b) Each issuance of Restricted Stock pursuant to this Article IV will be evidenced by a Restricted Stock Grant Agreement between the Company and the Holder in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article IV. Each Restricted Stock Grant Agreement will specify the purchase price per share, if any, paid by the Holder for the Restricted Stock, such amount to be fixed by the Committee and the Board.

  (c) Without limiting the foregoing, each Restricted Stock Grant Agreement shall set forth the terms and conditions of any forfeiture provisions regarding the Restricted Stock, (including any provisions for accelerated vesting in the event of a Change in Control Transaction) as determined by the Committee and the Board.

  (d) At the discretion of the Committee, the Holder, as a condition to such issuance, may be required (i) to execute and deliver to the Company a confidential information agreement approved by the Committee, and/or
       (ii) to pay to the Corporation in cash, or in such other form as the Committee may determine in its discretion, the amount of the Corporation's Tax Withholding Liability required in connection with such issuance.

  (e) Nothing contained in this Article IV, any Restricted Stock Grant Agreement or in any other agreement executed in connection with the issuance of Restricted Stock under this Article IV will confer upon any holder any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

SECTION 4.2. RESTRICTIONS ON TRANSFER OF RESTRICTED STOCK.

  (a) Shares of Restricted Stock acquired by a Holder may be Transferred only in accordance with the specific limitations on the Transfer of Restricted Stock imposed by applicable state or federal securities laws or set forth below, and subject to certain undertakings of the transferee set forth in Section 4.2(c). All Transfers of Restricted Stock not meeting the conditions set forth in this Section 4.2(a) are expressly prohibited.

  (b) Any prohibited Transfer of Restricted Stock is void and of no effect. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertaking or right under this Section 4.2(b), and/or exercise any other legal or equitable remedy.

  (c) Any Transfer of Restricted Stock that would otherwise be permitted under the terms of this Plan is prohibited unless the transferee executes such documents as the Company may reasonably require to ensure the Company's rights under a Restricted Stock Grant Agreement and this
       Article IV are adequately protected with respect to the Restricted Stock so Transferred. Such documents may include, without limitation, an agreement by the transferee to be bound by all of the terms of this Plan applicable to Restricted Stock and of the applicable Restricted Stock Grant Agreement, as if the transferee were the original Holder of such Restricted Stock.

  (d) To facilitate the enforcement of the restrictions on Transfer set forth in this Article IV, the Committee may, at its discretion, require the Holder of shares of Restricted Stock to deliver the certificate(s) for such shares with a stock power executed in blank by the Holder and the Holder's spouse, to the Secretary of the Company or his or her designee, and the Company may hold said certificate(s) and stock power(s) in escrow and take all such actions as are necessary to insure that all Transfers and/or releases are made in accordance with the terms of this Plan. The certificates may be held in escrow so long as the shares of Restricted Stock whose ownership they evidence are subject to any restriction on Transfer under this Article IV or under a Restricted Stock Grant Agreement. Each Holder acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the issuance of shares of Restricted Stock under this
       Article IV, that the appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to a Restricted Stock Grant Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

SECTION 4.3. COMPLIANCE WITH LAW.

  Notwithstanding any other provision of this Article IV, Restricted Stock may be issued pursuant to this Article IV only after there has been compliance with all applicable federal and state securities laws, and such issuance will be subject to this overriding condition. The Company may include shares of Restricted Stock in a Registration, but will not be required to register or qualify Restricted Stock with the SEC or any state agency, except that the Company will register with, or as required by local law, file for and secure an exemption from such registration requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Employee would be issued Restricted Stock hereunder prior to such issuance.

SECTION 4.4. STOCK CERTIFICATES.

  Certificates representing the Restricted Stock issued pursuant to this
Article IV will bear all legends required by law and necessary to effectuate the provisions hereof. The Company may place a "stop transfer" order against shares of Restricted Stock until all restrictions and conditions set forth in this Article IV, the applicable Restricted Stock Grant Agreement and the legends referred to in this Section 4.4 have been complied with.

SECTION 4.5. MARKET STANDOFF.

  To the extent requested by the Company and any underwriter of securities of the Company in connection with a firm commitment underwriting, no Holder of any shares of Restricted Stock will Transfer any such shares not included in such underwriting, or not previously registered in a Registration, during the one hundred twenty (120) day period following the effective date of the registration statement filed with the SEC under the 1933 Act in connection with such offering.

SECTION 4.6. AMENDMENT AND DISCONTINUANCE.

  The Board may amend, suspend or discontinue this Article IV at any time or from time to time; provided, that no such action of the Board shall alter or impair any rights previously granted to Holders under this Article IV without the consent of such affected Holders; and provided, further, that no such action may, without the approval of the Company's shareholders, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees under this
Article IV or materially modify the requirements as to eligibility for participation under this Article IV. Moreover, no such action may alter or impair any Restricted Stock previously granted under this Article IV with the consent of the applicable Holder.

SECTION 4.7. COMPLIANCE WITH RULE 16B-3.

  With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article IV are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article IV or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.

                                   ARTICLE V
                    LONG-TERM INCENTIVE COMPENSATION UNITS

SECTION 5.1. AWARDS OF UNITS.

  (a) The Company may grant awards of Units to Eligible Employees as provided in this Article V. Units will be deemed granted only upon (i) authorization by the Committee, (ii) approval by the Board, and (iii) the execution and delivery of a Unit Agreement by the Eligible Employee to whom Units are to be granted (a "Unit Recipient") and an authorized officer of the Company. Units will not be deemed granted merely upon authorization by the Committee. Units may be granted in each of the years 1997 through 2004 in such amounts and to such Unit Recipients as the Committee may determine, subject to approval by the Board and to the limitation in Section 5.2 below.

  (b) Each grant of Units pursuant to this Article V will be evidenced by a Unit Award Agreement between the Company and the Unit Recipient in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article V.

  (c) Except as otherwise provided herein, Units will be distributed only after the end of a performance period of two or more years
       ("Performance Period") beginning with the year in which such Units were awarded. The Performance Period shall be set by the Committee and the Board for each year's awards.

  (d) The percentage of the Units awarded under this Section 5.1 or credited pursuant to Section 5.5 that will be distributed to Unit Recipients shall depend on the levels of financial performance and other performance objectives achieved during each year of the Performance Period; provided, however, that the Committee may, subject to approval of the Board, adopt one or more performance categories or eliminate all performance categories other than financial performance. Financial performance shall be based on the consolidated results of the Company and its Subsidiaries prepared on the same basis as the financial statements published for financial reporting purposes and determined in accordance with Section 5.1(e) below. Other performance categories adopted by the Committee shall be based on measurements of performance as the Committee shall deem appropriate.

  (e) Distributions of Units awarded will be based on the Company's financial performance with results from other performance categories applied as a factor, not exceeding one (1), against financial results. The annual financial and other performance results will be averaged over the Performance Period and translated into percentage factors according to graduated criteria established by the Committee, subject to approval of the Board, for the entire Performance Period. The resulting percentage factors shall determine the percentage of Units to be distributed. No distributions of Units, based on financial performance and other performance, shall be made if a minimum average percentage of the applicable measurement of performance, to be established by the Committee and approved by the Board, is not achieved for the Performance Period. The performance levels achieved for each Performance Period and percentage of Units to be distributed shall be conclusively determined by the Committee, subject to approval by the Board.

  (f) The percentage of Units awarded which Unit Recipients become entitled to receive based on the levels of performance (including those Units credited under Section 5.5) will be determined as soon as practicable after each Performance Period and are called "Retained Units."

  (g) As soon as practical after determination of the number of Retained Units, such Retained Units shall be distributed in the form of a combination of shares and cash in the relative percentages as between the two as determined by the Committee, subject to approval by the Board. The Units awarded, but which Unit Recipients do not become entitled to receive, shall be canceled.

  (h) Notwithstanding any other provision in this Article V, the Committee, if it determines that it is necessary or advisable under the circumstances, may, subject to approval by the Board, adopt rules pursuant to which Eligible Employees by virtue of hire, or promotion or upgrade to a higher job grade classification, or special individual circumstances, may be granted the total award of Units or any portion thereof, with respect to one or more Performance Periods that began in prior years and at the time of the awards have not yet been completed.

SECTION 5.2. LIMITATIONS.

  The aggregate number of shares of Stock potentially distributable under all Units granted, including those Units credited pursuant to Section 5.5, shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquirable under, or underlying, all other Rights outstanding under this Plan.

SECTION 5.3. TERMS AND CONDITIONS.

  (a) All awards of Units must be made within ten (10) years of the Effective Date.

  (b) The award of Units shall be evidenced by a Unit Award Agreement in form and substance satisfactory to the Committee in its discretion, consistent with the provisions of this Article V.

  (c) At the discretion of the Committee and the Board, a Unit Recipient, as a condition to the award of Units, may be required to execute and deliver to the Company a confidential information agreement approved by the Committee.

  (d) Nothing contained in this Article V, any Unit Award Agreement or in any other agreement executed in connection with the award of Units under this Article V will confer upon any Unit Recipient any right with respect to the continuation of his or her status as an employee of the Company or any of its Subsidiaries.

  (e) A Unit Recipient shall have no rights as a shareholder of the Company with respect to any Units until the distribution of shares of Stock in connection therewith. No adjustment shall be made in the number of Units for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 5.6(a).

SECTION 5.4. SPECIAL DISTRIBUTION RULES.

  (a) Except as otherwise provided in this Section 5.4, a Unit Recipient must be an Eligible Employee from the date a Unit is awarded to him or her continuously through and including the date of distribution of such Unit.

  (b) In case of the Death or Disability of a Unit Recipient prior to the end of any Performance Period, the number of Units awarded to the Unit Recipient for such Performance Period shall be reduced pro rata based on the number of months remaining in the Performance Period after the month of Death or Disability. The remaining Units, reduced in the discretion of the Committee and the Board to the percentage indicated by the levels of performance achieved prior to the date of Death or Disability, if any, shall be distributed within a reasonable time after Death or Disability. All other Units awarded to the Unit Recipient for such Performance Period shall be canceled.

  (c) If a Unit Recipient enters into Retirement prior to the end of any Performance Period, the Units awarded to such Unit Recipient under this
       Article V and not yet distributed shall be prorated to the end of the year in which such Retirement occurs and distributed at the end of the Performance Period based upon the Company's performance for such period.

  (d) In the event of the termination of the Unit Recipient's status as an Eligible Employee prior to the end of any Performance Period for any reason other than Death, Disability or Retirement, all Units awarded to the Unit Recipient with respect to any such Performance Period shall be immediately forfeited and canceled.

  (e) Upon a Unit Recipient's promotion to a higher job grade classification, the Committee and the Board may award to the Unit Recipient the total Units, or any portion thereof, which are associated with the higher job grade classification for the then current Performance Period.

  Notwithstanding any other provision of this Plan, the Committee and the Board may reduce or eliminate awards to a Unit Recipient who has been demoted to a lower job grade classification, and where circumstances warrant, may permit continued participation, proration or early distribution, or a combination thereof, of awards which would otherwise be canceled.

SECTION 5.5. DIVIDEND EQUIVALENT UNITS.

  On each record date for dividends on the Common Stock, an amount equal to the dividend payable on one share of Common Stock will be determined and credited (the "Dividend Equivalent Credit") on the payment date to each Unit Recipient's account for each Unit which has been awarded to the Unit Recipient and not distributed or canceled. Such amount will be converted within the account to an additional number of Units equal to the number of shares of Common Stock that could be purchased at Fair Market Value on such dividend payment date. These Units will be treated for purposes of this Article V in the same manner as those Units granted pursuant to Section 5.1.

SECTION 5.6. ADJUSTMENTS.

  (a) In addition to the provisions of Section 2.3(b), if an extraordinary change occurs during a Performance Period which significantly alters the basis upon which the performance levels were established under
       Section 5.1 for that Performance Period, to avoid distortion in the operation of this Article V, but subject to Section 5.2, the Committee may, subject to approval by the Board, make adjustments in such performance levels to preserve the incentive features of this Article V, whether before or after the end of the Performance Period, to the extent it deems appropriate in its sole discretion, which adjustments shall be conclusive and binding upon all parties concerned. Such changes may include, without limitation, adoption of, or changes in, accounting practices, tax laws and regulatory or other laws or regulations; economic changes not in the ordinary course of business cycles; or compliance with judicial decrees or other legal authorities.

  (b) At any time prior to the date of consummation of a Change in Control Transaction, the Committee may, subject to approval by the Board, determine that all or any part of the Units theretofore awarded under this Article V shall become immediately distributable (reduced pro rata based on the number of months remaining in the Performance Period after the consummation of the Change in Control Transaction) and may thereafter be distributed at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of distribution would result in an "excess parachute payment" within the meaning of Section 280G of the Code). Any Units that have not been distributed before the date of consummation of Use Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all awards of Units theretofore made, or the substitution for such units of awards of compensation units having comparable characteristics under a long term incentive award plan of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the awards of Units theretofore made shall continue in the manner and under the terms so provided.

SECTION 5.7. OTHER CONDITIONS.

  (a) No person shall have any claim to be granted an award of Units under this Article V and there is no obligation for uniformity of treatment of Eligible Employees or Unit Recipients under this Article IV.

  (b) The Company shall have the right to deduct from any distribution or payment in cash under this Article V, and the Unit Recipient or other person receiving shares of Stock under this Article V shall be required to pay to the Company, any Tax Withholding Liability. The number of shares of Stock to be distributed to any individual Unit Recipient may be reduced by the number of shares of Stock, the Fair Market Value of which on the Distribution Date (as defined in Section 5.7(d) below) is equivalent to the cash necessary to pay any Tax Withholding Liability, where the cash to be distributed is not sufficient to pay such Tax Withholding Liability, or the Unit Recipient may deliver to the Company cash sufficient to pay such Tax Withholding Liability.

  (c) Any distribution of shares of Stock under this Article V may be delayed until the requirements of any applicable laws or regulations, and any stock exchange or NASDAQ-NMS requirements, are satisfied. The shares of Stock distributed under this Article V shall be subject to such restrictions and conditions on disposition as counsel for the Company shall determine to be desirable or necessary under applicable law.

  (d) For the purpose of distribution of Units in cash, the value of a Unit shall be the Fair Market Value on the Distribution Date. Except as otherwise determined by the Committee, the "Distribution Date" shall be March 15th in the year of distribution (or the first business day thereafter), except that in the case of special distributions the Distribution Date shall be the first business day of the month in which the Committee and the Board determine the amount and form of the distribution.

  (e) Notwithstanding any other provision of this Article V, no Dividend Equivalent Credits shall be made and no distributions of Units shall be made if at the time a Dividend Equivalent Credit or distribution would otherwise have been made:

    (i) The regular quarterly dividend on the Common Stock has been omitted and not subsequently paid or there exists any default in payment of dividends on any such outstanding shares of capital stock of the Corporation:

    (ii) The rate of dividends on the Common Stock is lower than at the time the Units to which the Dividend Equivalent Credit relates were awarded, adjusted for any change of the type referred to in Section 2.3(b).

    (iii) Estimated consolidated net income of the Corporation for the twelve month period preceding the month the Dividend Equivalent Credit or distribution would otherwise have been made is less than the sum of the amount of the Dividend Equivalent Credits and Units eligible for distribution under this Article V in that month plus all dividends applicable to such period on an accrual basis, either paid, declared or accrued at the most recently paid rate, on all outstanding shares of Common Stock; or

    (iv) The Dividend Equivalent Credit or distribution would result in a default in any agreement by which the Corporation is bound.

  (f) In the event net income available under Section 5.7(e) above for Dividend Equivalent Credits and awards eligible for distribution under this Article V is sufficient to cover part but not all of such amounts, the following order shall be applied in making payments: (i) Dividend Equivalent Credits, and then (ii) Units eligible for distribution under this Article V.

SECTION 5.8. DESIGNATION OF BENEFICIARIES.

  A Unit Recipient may designate a beneficiary or beneficiaries to receive all or part of the Stock and/or cash to be distributed to the Unit Recipient under this Article V in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the Unit Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the Unit Recipient and delivered to the Corporation prior to the Unit Recipient's Death. In case of the Unit Recipient's Death, any amounts to be distributed to the Unit Recipient under this Article V with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this Article V to the designated beneficiary or beneficiaries. The amount distributable to a Unit Recipient upon Death and not subject to such a designation shall be distributed to the Unit recipient estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article V, the amount in question may be paid to the estate of the Unit Recipient, in which event the Corporation shall have no further liability to anyone with respect to such amount.

SECTION 5.9. RESTRICTIONS ON TRANSFER.

  Units granted under Article V may not be Transferred, except as provided in
Section 5.8, and, during the lifetime of the Unit Recipient to whom it was awarded, cash and stock receivable with respect to Units may be received only by such Unit Recipient.

SECTION 5.10. AMENDMENT AND DISCONTINUANCE.

  No award of Units may be granted under this Article V after December 31, 2004. The Board may amend, suspend or discontinue the provisions of this
Article V at any time or from time to time, provided, that no such action may, without the approval of the shareholders of the Corporation, materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees under this Article V or materially modify the eligibility requirements for participation under this
Article V.

SECTION 5.11. COMPLIANCE WITH RULE 16B-3.

  With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article V are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article V or action by the Board or the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee and the Board.

                                  ARTICLE VI
                           STOCK APPRECIATION RIGHTS

SECTION 6.1. GRANTS OF SARS.

  (a) The Corporation may grant SARs under this Article VI. SARs will be deemed granted only upon (i) authorization by the Committee, (ii) approval by the Board, and (iii) the execution and delivery of a SAR Agreement by the Eligible Employee to whom the SARs are to be granted (the "SAR Recipient") and a duly authorized officer of the Corporation. SARs will not be deemed granted merely upon authorization by the Committee. The aggregate number of shares of Stock which shall underlie SARs granted hereunder shall not exceed the total number of shares of Stock remaining in the Plan Pool, less all shares of Stock potentially acquirable under or underlying all other Rights outstanding under this Plan

  (b) Each grant of SARs pursuant to this Article VI shall be evidenced by a SAR Agreement between the Corporation and the SAR Recipient, in form and substance satisfactory to the Committee in its sole discretion, consistent with this Article VI.

SECTION 6.2. TERMS AND CONDITIONS OF SARS.

  (a)  All SARs must be granted within ten (10) years of the Effective Date.

  (b) Each SAR issued pursuant to this Article VI shall have an initial base value (the "Base Value") equal to the Fair Market Value of a share of Common Stock on the date of issuance of the SAR.

  (c) Subject to the approval of the Board and the provisions of Section 6.2(b) (as to the establishment of the initial Base Value of a SAR), the Committee may establish that the Base Value of a SAR shall be adjusted, upward or downward, on a quarterly basis, based upon the market value performance of the Common Stock in comparison with the aggregate market value performance of the Index or Indices utilized under Section 3.2(b).

  (d) At the discretion of the Committee and the Board, a SAR Recipient, as a condition to the granting of a SAR, must execute and deliver to the Corporation a confidential information agreement approved by the Committee.

  (e) Nothing contained in this Article VI, any SAR Agreement or in any other agreement executed in connection with the granting of a SAR under this
       Article VI will confer upon any SAR Recipient any right with respect to the continuation of his or her status as an employee of the Corporation or any of its Subsidiaries.

  (f) Except as otherwise provided herein, each SAR Agreement may specify the period or periods of time within which each SAR or portion thereof will first become exercisable (the "SAR Vesting Period"). Such SAR Vesting Periods will be fixed by the Committee, subject to approval by the Board, and may be accelerated or shortened by the Committee, subject to approval by the Board.

  (g) SARs relating to no less than one hundred (100) shares of Stock may be exercised at any one time unless the number exercised is the total number at that time exercisable under all SARs granted to the SAR Recipient.

  (h) A SAR Recipient shall have no rights as a shareholder of the Corporation with respect to any shares of Stock underlying such SAR. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock is fully paid for, except as provided in Sections 2.3(b) and 6.2(c).

SECTION 6.3. RESTRICTIONS ON TRANSFER OF SARS.

  SARs granted under this Article VI may not be Transferred, except as provided in Section 6.7, and during the lifetime of the SAR Recipient to whom it was granted, may be exercised only by such SAR Recipient.

SECTION 6.4. EXERCISE OF SARS.

  (a) A SAR Recipient (or his or her executors or administrators, or heirs or legatees) shall exercise a SAR by giving written notice of such exercise to the Corporation. SARs may be exercised only upon the completion of the SAR Vesting Period, if any, applicable to such SAR (the date such notice is received by the Corporation being referred to herein as the "SAR Exercise Date").

  (b) Within ten (10) business days of the SAR Exercise Date applicable to a SAR exercised in accordance with Section 6.4(a), the SAR Recipient shall be paid in cash the difference between the Base Value of such SAR (as adjusted, if applicable under Section 6.2(c), as of the most recently preceding quarterly period) and the Fair Market Value of the Common Stock as of the SAR Exercise Date, as such difference is reduced by the Company's Tax Withholding Liability arising from such exercise.

SECTION 6.5. TERMINATION OF SARS.

  Subject to approval by the Board, the Committee shall determine, and each SAR Agreement shall state, the expiration date or dates of each SAR, but such expiration date shall be not later than ten (10) years after the date such SAR is granted (the "SAR Period"). Subject to approval by the Board, the Committee may extend the expiration date or dates of a SAR Period after such date was originally set; provided, however, such expiration date may not exceed the maximum expiration date described in this Section 6.5(a).

SECTION 6.6. CHANGE IN CONTROL TRANSACTION.

  At any time prior to the date or consummation of a Change in Control Transaction, the Committee may, in its absolute discretion, determine that all or any part of the SARs theretofore granted under this Article VI shall become immediately exercisable in full and may thereafter be exercised at any time before the date of consummation of the Change in Control Transaction (except as otherwise provided in Article II hereof, and except to the extent that such acceleration of exercisability would result in an excess parachute payment within the meaning of Section 280G of the Code). Any SAR that has not been fully exercised before the date of consummation of the Change in Control Transaction shall terminate on such date, unless a provision has been made in writing in connection with such transaction for the assumption of all SARs theretofore granted, or the substitution for such SARs of grants of stock appreciation rights having comparable characteristics under a stock appreciation rights plan of a successor employer corporation or bank, or a parent or a subsidiary thereof, with appropriate adjustments, in which event the SARs theretofore granted shall continue in the manner and under the terms so provided.

SECTION 6.7. DESIGNATION OF BENEFICIARIES.

  A SAR Recipient may designate a beneficiary or beneficiaries to receive all or part of the cash to be paid to the SAR Recipient under this Article VI in case of Death. A designation of beneficiary may be replaced by a new designation or may be revoked by the SAR Recipient at any time. A designation or revocation shall be on a form to be provided for that purpose and shall be signed by the SAR Recipient and delivered to the Corporation prior to the SAR Recipient's Death. In case of the SAR Recipient's Death, the amounts to be distributed to the SAR Recipient under this Article VI with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be distributed in accordance with this
Article VI to the designated beneficiary or beneficiaries. The amount distributable to a SAR Recipient upon Death and not subject to such a designation shall be distributed to the SAR Recipient's estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under this Article VI, the amount in question may be paid to the estate of the SAR Recipient in which event the Corporation shall have no further liability to anyone with respect to such amount.

SECTION 6.8. AMENDMENT AND DISCONTINUANCE.

  The Board may amend, suspend or discontinue the provisions of this Article VI at any time or from time to time provided that no action of the Board may, without the approval of the shareholders of the Corporation materially increase (other than by reason of an adjustment pursuant to Section 2.3(b) hereof) the maximum aggregate number of shares of Stock in the Plan Pool, materially increase the benefits accruing to Eligible Employees or materially modify eligibility requirements for participation under this Article VI. Moreover, no such action may alter or impair any SAR previously granted under this Article VI without the consent of the applicable SAR Recipient.

SECTION 6.9. COMPLIANCE WITH RULE 16B-3.

  With respect to persons subject to Section 16 of the 1934 Act, transactions under this Article VI are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Article VI or action by the Board or the Committee fails so to comply, it shall be deemed null and void, is the extent permitted by law and deemed advisable by the Committee and the Board.

                                  ARTICLE VII
                                 MISCELLANEOUS

SECTION 7.1. APPLICATION OF FUNDS.

  The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of Rights will be used for general corporate purposes.

SECTION 7.2. NO OBLIGATION TO EXERCISE RIGHT.

  The granting of a Right shall impose no obligation upon the recipient to exercise such Right.

SECTION 7.3. TERM OF PLAN.

  Except as otherwise specifically provide herein, Rights may be granted pursuant to this Plan from time to time within ten (10) years from the Effective Date.

SECTION 7.4. CAPTIONS AND HEADINGS; GENDER AND NUMBER.

  Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part of, and shall not serve as a basis for, interpretation or construction of this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

SECTION 7.5. EXPENSES OF ADMINISTRATION OF PLAN.

  All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or by one or more Subsidiaries. The Corporation shall also indemnify, defend and hold each member of the Committee and the Board harmless against all claims, expenses and liabilities arising out of or related to the exercise of the powers of the Committee and the Board and the discharge of the duties of the Committee and the Board hereunder.

SECTION 7.6. GOVERNING LAW.

  Without regard to the principles of conflicts of laws the laws of the State of Georgia shall govern and control the validity, interpretation, performance and enforcement of this Plan.

SECTION 7.7. INSPECTION OF PLAN.

  A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

                                  ABC BANCORP
                310 FIRST STREET, S.E. MOULTRIE, GEORGIA 31768

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  The undersigned hereby appoints WILLARD LASSETER AND KENNETH J. HUNNICUTT, and each of them, with full power of substitution, the proxies and attorneys of the undersigned at the Annual Meeting of Shareholders of ABC Bancorp (the "Company") to be held on Tuesday, April 15, 1997 (the "Annual Meeting") at Sunset Country Club, Thomasville Highway, Moultrie, Georgia, at 4:15 p.m., local time, and at any adjournment or postponement thereof, and hereby authorizes them to vote as designated below at the Annual Meeting all the shares of Common Stock of ABC Bancorp held of record by the undersigned as of March 14, 1997. The undersigned hereby acknowledges receipt of the Annual Report of the Company for the fiscal year ended December 31, 1996 and the Notice of Annual Meeting and Proxy Statement of the Company for the Annual Meeting.

I. Election of the following nominees to the Board of Directors in three classes, for one-year terms of office (Class I) two-year terms of office (Class II), or three-year terms of office (Class III), as indicated below and in the alternative, if PROPOSAL II, below, is not approved by the shareholders, for election of all of the following nominees to the Board of Directors for one-year terms of office:

  [_]FOR all nominees listed below (except as marked to the contrary below)
                                           [_]WITHHOLD AUTHORITY to vote for
                                              all nominees listed below

  CLASS I             CLASS II                      CLASS III
  -------             --------                      ---------
  Johnny W. Floyd     J. Raymond Fulp               Kenneth J. Hunnicutt
  Daniel B. Jeter     Bobby B. Lindsay              Willard Lasseter
  Sidney J. Wooten    Henry C. Wortman              Eugene M. Vereen, Jr.
  John Mobley         Hal L. Lynch                  Doyle Weltzbarker

  INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
WRITE THE NAME(S) OF SUCH NOMINEE(S) IN THE SPACE PROVIDED BELOW.

-----------------------------------------------------------------------------
  IF THIS FORM OF PROXY IS EXECUTED BY THE UNDERSIGNED IN SUCH MANNER AS NOT
TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE, THIS FORM OF
PROXY SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

II. Amendment to the Company's Bylaws to divide the Company's Board of Directors into three classes, to serve staggered terms of office

  [_] FOR             [_] AGAINST                   [_] ABSTAIN

III. To adopt the Company's 1997 Incentive Stock Option Plan for Kenneth J.
     Hunnicutt

  [_] FOR             [_] AGAINST                   [_] ABSTAIN

IV. To adopt the Company's Omnibus Stock Ownership and Long Term Incentive
    Plan for the Company's officers and managerial employees

  [_] FOR             [_] AGAINST                   [_] ABSTAIN

V. To ratify the appointment of Mauldin & Jenkins, Certified Public
   Accountants and Consultants, LLC, as the Company's independent accountants for the fiscal year ended December 31, 1996

  [_] FOR             [_] AGAINST                   [_] ABSTAIN

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                               PLEASE SIGN PROXY

  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                Print Name(s)
                             ---------------------------------

                Signature
                             ---------------------------------

                Signature if
                Held Jointly
                             ---------------------------------

                Dated:                                        ,1997
                             ---------------------------------

  PLEASE DATE AND SIGN IN THE SAME MANNER IN WHICH YOUR SHARES ARE REGISTERED. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ATTORNEY OR CORPORATE OFFICER, PLEASE GIVE FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN.